ORTEC INTERNATIONAL, INC.

Section 240.14a-101 Schedule 14A.
Information required in proxy statement.
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Ortec International, Inc.

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ORTEC INTERNATIONAL, INC.

2007 PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of Ortec International, Inc. will be held at the

Russ Berrie Medical and Science Pavilion
1150 St. Nicholas Avenue
New York, New York

on December 20, 2007, at 1:00 P.M.

PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT!

Whether or not you expect to attend in person, we urge you to vote your shares via the Internet or by signing, dating, and returning the enclosed proxy card at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares will save us the expense and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your stock at the meeting if you want to do so, as your vote by proxy is revocable at your option.

Voting by the Internet is fast and convenient, and your vote is immediately confirmed and tabulated. Most important, by using the Internet or telephone, you help Ortec reduce postage and proxy tabulation costs.

Or, if you prefer, you can vote by mail by returning the enclosed proxy card in the addressed, prepaid envelope provided.

PLEASE DO NOT RETURN THE ENCLOSED PAPER BALLOT IF YOU ARE VOTING OVER THE INTERNET.

VOTE BY INTERNET

http://www.proxyvote.com
24 hours a day / 7 days a week

INSTRUCTIONS:

Read the accompanying Proxy Statement.

Go to the following Web site:
http://www.investorEconnect.com

Have your proxy card in hand and follow the instructions. You can also register to receive all future shareholder communications electronically, instead of in print. This means that the annual report, Proxy Statement, and other correspondence will be delivered to you electronically via e-mail.

ORTEC INTERNATIONAL, INC.
3960 Broadway
New York, NY 10032

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on December 20, 2007

      The Annual Meeting of Stockholders of Ortec International, Inc. (the “Company”) will be held at the Russ Berrie Medical and Science Pavilion, 1150 St. Nicholas Avenue, New York, New York, on December 20, 2007 at 1 p.m. local time, to consider and act upon the following matters:

1.	To elect six directors to serve for the ensuing year.
2.	To ratify the selection by the Board of Directors of BDO Seidman, LLP as our independent registered public accounting firm for the current fiscal year.
3.	To amend our certificate of incorporation to increase the number of shares of our common stock which we are authorized to issue from 200,000,000 to 300,000,000 shares.
4.	To approve our 2006 Stock Award and Incentive Plan as amended.
5.
To amend our Certificates of Designation of the Relative Rights and Preferences of our Series A, Series A-1 and Series A-2 Convertible Preferred Stock, which Certificates of Designation are part of our certificate of incorporation, to eliminate the right of the preferred shareholders to compel us to redeem their Series A, Series A-1 and Series A-2 preferred shares in the event that (y) we are prohibited by applicable law or stock exchange rules from issuing all shares of our common stock we would otherwise be obligated to issue upon conversion of such preferred shares or (z) we have not registered for public sale, under the Securities Act of 1933, the shares of our common stock into which their preferred shares can be converted.

6.	To amend our Certificate of Incorporation to change our name to “Forticell Bioscience, Inc.”.
7.	To transact such other business as may properly come before the meeting or any adjournment thereof.

      Stockholders of record as of the close of business on October 31, 2007 will be entitled to notice of and to vote at the meeting or any adjournment thereof. Our stock transfer books will remain open.

By Order of the Board of Directors

ALAN W. SCHOENBART
Secretary

New York, New York
November 9, 2007

WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. THEREFORE, WE URGE YOU TO PROMPTLY VOTE AND SUBMIT YOUR PROXY VIA THE INTERNET OR BY SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING, YOU WILL BE ABLE TO VOTE IN PERSON, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY.

ORTEC INTERNATIONAL, INC.
3960 Broadway
New York, NY 10032

PROXY STATEMENT
FOR THE
ANNUAL MEETING OF STOCKHOLDERS
To be Held on December 20, 2007

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ortec International, Inc. for use at our Annual Meeting of Stockholders, to be held on December 20, 2007 at the Russ Berrie Medical and Science Pavilion, 1150 St. Nicholas Avenue, New York, New York at 1 p.m. local time, and at any adjournment of that meeting (the “Annual Meeting”). All proxies will be voted in accordance with a stockholder's instructions and, if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation or a subsequently dated proxy to the Secretary of Ortec or by voting in person at the Annual Meeting. We are making this Proxy Statement and our annual report for our fiscal year ended December 31, 2006 available on our website — www.ortecinternational.com starting November 9, 2007. Upon the request of any stockholder we will mail to such stockholder a copy of this Proxy Statement and a copy of our annual report.

Voting Securities and Votes Required

      At the close of business on October 31, 2007, the record date for the determination of stockholders entitled to vote at the annual meeting, there were outstanding and entitled to vote an aggregate of 11,972,235 shares of our common stock. Holders of our common stock are entitled to one vote per share.

      The affirmative vote of a plurality of the votes that may be cast at the meeting present or represented at the meeting is required for the election of directors. The affirmative vote of a majority of the votes cast at the meeting, whether cast by those stockholders present at the meeting or represented at the meeting by proxy, is required for the approval for all other matters brought before the meeting and discussed in this Proxy Statement. Shares of common stock represented in person or by proxy (including shares which abstain or do not vote for any reason with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of or against such matter. If a broker or nominee holding stock in “street name” indicates on the proxy that it does not have discretionary authority to vote as to a particular matter (“broker non-votes”), those shares will not be considered as present and entitled to vote with respect to such matter. Accordingly, a broker non-vote on a matter has no effect on the voting on such matter.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth certain information regarding the ownership of our common stock as of October 27, 2007 by: (i) each of our directors, (ii) our Named Executive Officer; (iii) all of our Named Executive Officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock. All shares of our common stock that can be acquired upon conversion of our outstanding preferred stock or upon the exercise of warrants or options, currently convertible or exercisable or convertible or exercisable within 60 days of October 27, 2007, are deemed to be outstanding for the purpose of computing the percentage of ownership of the person holding such convertible preferred shares, warrants and/or options, but are not deemed to be outstanding for computing the percentage of ownership of any other person. This table is based upon information supplied by our officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 11,972,235 shares outstanding on October 27, 2007, adjusted as required by rules promulgated by the SEC. Unless otherwise indicated in the table, the address of each party listed in the table is 3960 Broadway, New York, New York 10032.

	Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares		Percentage Ownership

Costa Papastephanou	391,809	(1)	3.2

Alan W. Schoenbart	203,464	(2)	1.7

Melvin Silberklang	88,197	(3)	-

John Leone	12,500	(4)	-

Mark Bagnall	12,500	(4)	-

Shepard Goldberg	12,500	(4)	-

Raphael Hofstein Hadassah P.O. Box 12000 Jerusalem 91120 Israel	12,500	(4)	-

Andreas Vogler BioMedical Innovations, Ltd. Bleicherweg 45 8002 Zurich, Switzerland	1,212,000	(5)	9.9%

Paul Royalty Fund, L.P. c/o Paul Capital Advisors, L.L.C. Two Grand Central Tower 140 East 45th Street, 44th Floor New York, New York 10017	1,315,000	(6)	9.9%

Platinum-Montaur Life Sciences, LLC 152 West 57th Street, 4th Floor New York, New York 10019	1,315,000	(6)	9.9%

Vicis Capital Master Fund 126 E. 56th Street, 7th Floor New York, NY 10022	1,315,000	(6)	9.9%

Patrick J. O’Donnell c/o Starboard Specialty Funds 200 W. Adams Street, Suite 1015 Chicago, Illinois 60606	1,315,000	(6)	9.9%

SXJE LLC 2800 Brion Circle Lancing, MI 48912	1,315,000	(6)	9.9%

Firebird Global Master Fund, Ltd. Firebird Management LLC Attention: Jamie Kanterman 152 West 57th Street New York, New York	1,315,000	(6)	9.9%

Firebird Global Master Fund II, Ltd. Firebird Management LLC Attention: Jamie Kanterman 152 West 57th Street New York, New York 10019	1,315,000	(6)	9.9%

Cipher 06 LLC 590 Madison Avenue New York, NY 10022	1,315,000	(6)	9.9%

Ron Lipstein 585 Green Place Woodmere, New York 11598	1,315,000	(6)	9.9%

Steven Katz 655 Rutland Avenue Teaneck, New Jersey 07666	1,315,000	(6)	9.9%

Jacob Gottlieb 950 Third Avenue New York, NY 10022	1,151,701	(7)	9.5%

SDS Capital Group SPC, Ltd. 53 Forest Avenue, Suite 201 Old Greenwich, CT 06870	1,315,000	(8)	9.9%

Lonza Walkersville, Inc. 8830 Biggs Ford Road Walkersville, Maryland 21793	564,034	(9)	4.6%

Rodman & Renshaw 1270 Avenue of the Americas New York, New York 10020	633,914	(10)	5.1%

BIP Ventures Partners SICAR SA I, Rue des Coquelicots 1356 Luxembourg Luxembourg	1,053,516	(6)	8.1%

Steven Putzi 587 Cliff Road Honesdale, Pennsylvania 18431	900,000	(6)	7.0%

Valley Forge Investments Limited Attention: Melanie Pallot c/o Stonehage Ltd. Sir Walter Raleigh House 48/50 Esplanade St. Helier, JE1 4HH	787,578	(6)	6.2%

Thomas J Franco and Lori M. Franco 12107 North 122nd Street Scottsdale, AZ 85259	669,765	(6)	5.3%

Insiders Trend Fund LP Attention: Anthony Marchese, President c/o Monarch Capital 500 Fifth Avenue, Suite 2240 New York, NY 10110	691,578	(6)	5.5%

Aton Select Fund Limited Road Town Tortola British Virgin Islands	673,285	(6)	5.3%

Greg Downes 6013 Helmsman Way Clarksville, MD 21029	675,000	(6)	5.3%

Yehuda Dachs P.O. Box 495 Lakewood, NJ 08701	689,533	(6)	5.8%

All executive officers and directors as a group (7 persons)	1,857,273	(11)	14.5%

(1)	Includes 379,667 shares of common stock underlying stock options. Does not include restricted stock awards that have not yet been vested.

(2)	Includes 200,167 shares of common stock underlying stock options. Does not include restricted stock awards that have not yet been vested.

(3)	Consists of 697 shares of common stock underlying stock options. Does not include restricted stock awards that have not yet been vested.

(4)	Consists of shares of common stock underlying stock options.

(5)
Includes 109,958 shares of common stock underlying stock options. Includes 789,577 shares and warrants to purchase an additional 114,513 shares owned by Dankaria B.V., of which Mr. Vogler is the managing general partner.

(6)	Consists of shares issuable upon conversion of preferred stock and/or exercise of warrants.

(7)
Includes 1,039,701 shares and warrants to purchase an additional 112,000 shares, owned by the four Visium Funds of which Visium Asset Management, LLC (VAM) is the Investment Advisor.  Visium Capital Management, LLC (VCM) is the general partner of two of the four funds. Jacob Gottlieb is the principal of VAM and the sole managing member of VCM.  Mr. Gottlieb has voting and dispositive power over these shares.

(8)
Includes 1,225,000 shares issuable upon exercise of outstanding warrants. According to a Schedule 13G filed jointly on February 14, 2007, by SDS Capital Group SPC, Ltd., SDS Management LLC, its investment advisor, and Steve Derby, the sole manager of the investment advisor, all three persons share voting and dispositive power over these shares.

(9)	Includes 184,674 shares issuable upon exercise of outstanding warrants.

(10)
Includes 419,684 shares issuable upon exercise of outstanding warrants. Also includes 193,397 shares and 20,833 shares issuable upon exercise of outstanding warrants, which are owned by R & R Biotech Fund.

(11)	Includes 739,792 shares of common stock underlying stock options. Also includes warrants to purchase an additional 114,513 shares owned by Dankaria B.V.

ELECTION OF DIRECTORS
(Proposal No. 1)

      The persons named in the enclosed proxy will vote to elect as directors the six nominees named below, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. All of the nominees have indicated their willingness to serve, if elected, but if any nominee should be unable to serve, the proxies may be voted for a substitute nominee designated by management. Each director will be elected to hold office until the next annual meeting of stockholders or until his successor is elected and qualified. There are no family relationships between or among any of our officers or directors.

Nominees

      Set forth below for each nominee as a director is his name and age, position with us, principal occupation and business experience during at least the past five years and the date of the commencement of each director's term as a director.

Name	Age	Position
Costa Papastephanou, Ph.D.	61	Director, Chief Executive Officer
John Leone	60	Director
Mark Bagnall	50	Director
Shepard Goldberg	52	Director
Raphael Hofstein, Ph.D.	58	Director
Andreas Vogler	45	Director

Directors

Costa Papastephanou was named chief executive officer and elected a director on June 21, 2007. He has been employed by us since February 2001 as our president and chief operating officer. Prior to joining us Mr. Papastephanou was employed by Bristol Myers-Squibb for 30 years, the last 14 of which he was with Bristol Myers’ Convatec, a multinational ostomy and wound care management division. His last position at Convatec was as president of the global chronic care division, where he was responsible for that division’s sales and marketing, clinical trials, research and development, manufacturing, quality assurance and regulatory affairs. He holds a Ph.D. in Biochemistry from the University of Miami as well as a Master of Science in Microbial Biochemistry from the University of London.

John Leone was elected a director on June 29, 2007. Our Board of Directors has designated him as its lead independent director. In an agreement we entered into with Paul Royalty Fund in June 2007 whereby Paul Royalty Fund exchanged its interest in our future revenues for shares of our convertible preferred stock, Paul Royalty Fund was given the right to designate one director. Mr. Leone is that designee. He is currently a partner at Paul Capital Partners, of which Paul Royalty Fund is a division. He has over 30 years of pharmaceutical industry experience. Most recently, in 2004 and 2005, he was president and chief executive officer of Cambrex Corporation, a leading life sciences company. From 2000 to 2004, he was at Aventis, where he served as senior vice president and chief operating officer of U.S. Commercial Operations. Among other initiatives, he spearheaded the successful integration of its predecessor companies, Rhone-Poulenc Rorer and Hoechst Marion Russell, to form Aventis. His industry experience also includes both domestic and international management roles with Pfizer and Wyeth. He received his BS degree in Engineering from the U.S. Military Academy at West Point and his MBA from the University of Colorado.

Mark Bagnall was elected a director on June 29, 2007. He recently served as senior vice president and chief finance and operations officer at Metabolex, Inc. Metabolex, Inc. is a privately held pharmaceutical company focused on the development of drugs to treat diabetes and related metabolic disorders. Mr. Bagnall was with Metabolex from 2000 until June 2007. In the 12 years prior to joining Metabolex he held the top financial position at four life science companies: Metrika, Inc., a privately held diagnostics company, and three public biotechnology companies: Progenitor, Inc., Somatix Therapy Corporation, and Hana Biologics, Inc. During his career in biotechnology, he has managed several private and public financings, merger and acquisition transactions, and corporate licensing agreements. He is currently consulting and serving on the board of directors of Adventrix, a position he has held since February 2004, and VIA Pharmaceuticals, a position he has held since June 2007. Adventrix and VIA Pharmaceuticals are both publicly held companies. He received his Bachelor of Science degree in Business Administration from the U.C. Berkeley Business School and is a certified public accountant.

Shepard Goldberg was elected a director on June 29, 2007. He was recently senior vice president, operations and office of the president, at Emisphere Technologies, Inc. Emisphere is a publicly traded biopharmaceutical company charting new frontiers in drug delivery. Mr. Goldberg was with Emisphere from 1998 to 2007. Prior to joining Emisphere, he was president of Hydrovalve Co. Inc., a privately held manufacturing/distribution business with national and Canadian catalog sales, and a vice president of Computer Network, Inc., also a privately owned company. He has a Bachelor of Science degree in Electrical Engineering and Computer Sciences from the Polytechnic Institute in New York City and an MBA in Marketing and Business Administration from Adelphi University.

Raphael Hofstein was elected a director on June 5, 2006. Since 1999, he has served as the managing director of Hadasit, Ltd., a technology holding company originally for Hadassah Medical Organization in Jerusalem, Israel. Hadasit is now a publicly owned company in Israel. Hadasit holds interests in a number of companies engaged in developing and marketing medical devices, biomedicines and medical diagnostic products. Pursuant to the April 14, 2006 agreement whereby we acquired Hapto Biotech, Inc., the former shareholders of Hapto Biotech have appointed him as one of their two designees to serve as our directors. From 1997 to 1999 he was the president of Mindsense Biosystems Ltd., an Israeli company engaged in the development of immune assays for different diagnosis in neuropsychiatry. From 1988 to 1997 he was employed by Ecogen, Inc. of Langhorne, Pennsylvania, first in Israel as scientific director of Ecogen Israel Partnership evaluating, funding and developing products, and from 1997 in Langhorne, Pennsylvania for the commercial development of novel microbial fungicides. He received master and doctoral degrees in life sciences and chemistry from the Weizman Institute of Science in Rehovot, Israel in 1976 and 1980, respectively, and post doctoral research fellowships from Harvard Medical School from 1980 to 1983.

Andreas Vogler was elected a director on June 5, 2006. Since 2002 he has been the managing general partner of BioMedical Innovations Ltd., a private equity fund that invests primarily in medical technology and healthcare companies. Pursuant to the April 14, 2006 agreement whereby we acquired Hapto Biotech, Inc., the former shareholders of Hapto Biotech have appointed him as one of their two designees to serve as directors of Ortec. Since receiving his masters degree in economics at the University of Basle in Switzerland in 1988, he was employed until 2002 by UBS Warburg (formerly Swiss Bank Corporation) as a securities analyst and in investment banking, primarily in the medical technology and healthcare fields. He serves as a chairman of our Israeli subsidiary, Hapto (Israel) Ltd. He is also a director of Raphael Medical Technologies Inc. and Bioscan Ltd., both private Israel technology companies in the development stage, and of Piexon AG, a Swiss industrial company. From 2002 to 2004 he served as a director of Hirslanden Group, the largest private hospital chain in Switzerland.

All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. With the exception of Dr. Papastephanou, all are non-employee directors.

Executive Officers

      Officers are appointed annually by the Board of Directors and serve at the discretion of the Board. One of our executive officers, Dr. Papastephanou is also a member of our Board of Directors. Information with regard to Dr. Papastephanou is set forth above under the heading “Nominees.” Our other executive officer is Alan W. Schoenbart, our Chief Financial Officer.

      Alan W. Schoenbart, 48, our Chief Financial Officer joined us in March 2004. From April 1999 to December 2003, he was Chief Financial Officer of Vizacom Inc., a publicly traded provider of consumer software and information technology services and products, and a designer of WiFi networks. From 1997 to 1999, he was CFO of Windswept Environmental and from 1995 to 1997, he was CFO of Advanced Media, Inc., both privately held entities. From 1993 to 1995, he was Controller of Goodtimes Entertainment, a privately held distributor of videos and software to mass merchant chains. From May 1981 to August 1993, he worked at KMPG as a manager and at other public accounting firms. Mr. Schoenbart has a BS in accounting from Fairleigh Dickinson University and is a Certified Public Accountant in New York.

      We do not have an employment agreement with either Dr. Papastephanou or Mr. Schoenbart.

Significant Employee

      Melvin Silberklang is our vice president for research and development and our Chief Scientific Officer. He has held those positions for all of the 11 years that he has been employed by us. Dr. Silberklang is 56 years old. We do not have an employment agreement with Dr. Silberklang.

The Committees

      Our Board of Directors has an Audit Committee and a Compensation Committee. Our Board of Directors does not have a Nominating Committee. Our Board of Directors believes that in light of its current size, it is appropriate to have the functions of a nominating committee performed by the entire Board of Directors. Therefore, all directors participate in the consideration of director nominees.

      Audit Committee. The functions of our Audit Committee include recommendations to the Board of Directors with respect to the engagement of our independent registered public accounting firm and the review of the scope, cost and effect of the audit engagement. The current members of our Audit Committee are Messrs. Goldberg and Bagnall. See “Nominees” for a description of Messrs. Goldberg’s and Bagnall’s professional experience and qualifications. Messrs. Goldberg and Bagnall are independent directors as Audit Committee independence is defined in the rules of the Nasdaq Stock Market. Both Messrs. Goldberg and Bagnall are audit committee financial experts in that each has:

•	An understanding of generally accepted accounting principles and financial statements;

•	The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

•
Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be included in our financial statements, or experience actively supervising one or more persons engaged in such activities;

•	An understanding of internal controls and procedures for financial reporting and

•	An understanding of audit committee functions.

      Our Board of Directors has adopted a written charter for the Audit Committee. A copy of such Audit Committee charter was annexed as an appendix to our May 12, 2006 Proxy Statement. It can be viewed on our website (www.ortecinternational.com) or on the SEC’s website (www.sec.gov).

      Compensation Committee. The function of our Compensation Committee is to make recommendations to the Board of Directors with respect to the compensation of our executive officers, including salary, bonus and other incentives. The current members of our Compensation Committee are Messrs. Leone and Goldberg.

      Director Nomination Procedures. Our Board of Directors does not have a nominating committee nor a charter governing a director nomination process. The functions of a nominating committee are performed by our entire Board of Directors. Of our six directors all except Dr. Papastephanou are independent directors as independence is defined in the rules of the Nasdaq Stock Market. Nominees for Director would be selected on the basis of their depth and breadth of experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of our business environment, and willingness to devote adequate time to Board duties. Our Board of Directors will consider candidates for board membership recommended by any of our stockholders. Such recommendations for the next annual meeting of our stockholders should be in writing and addressed to Dr. Costa Papastephanou, our Chief Executive Officer, at our offices, 3960 Broadway, New York City, New York 10032, for receipt no later than April 1, 2008. The recommendation should be accompanied by a description of such recommended person’s education and work or business experience and the reason why such recommending stockholder believes such recommended person’s service as a director would benefit Ortec. If a vacancy on our Board should occur the process for identifying and evaluating nominees to our Board of Directors would be initiated by identifying a candidate who meets the criteria for selection as a nominee and has the specific qualities or skills being sought based on input from members of our Board. These candidates would be evaluated by our Board of Directors by reviewing the candidates’ biographical information and qualification and checking the candidates’ references. Qualified nominees would be interviewed by at least one member of our Board of Directors. Using the input from such interview and other information obtained by them, our Board of Directors would evaluate whether such prospective candidate is qualified to serve as a director and whether our Board nominates this prospective candidate or elects such candidate to fill a vacancy on the Board.

Attendance at Meetings

      During 2006, the Board of Directors, Audit Committee and Compensation Committee each met or acted without a meeting pursuant to unanimous written consent, ten times, eight times and one time, respectively. Each director attended meetings of the Board of Directors or participated in all actions taken by the Board of Directors without a meeting not less than 75% of the times the aggregate of such meetings and actions were held or taken.

Code of Ethics

      Our Board of Directors has adopted a code of ethics requiring its employees, including its executive officers, and its directors to act honestly and with integrity with respect to us and our business dealings and to provide full and fair disclosure about Ortec that is required to, or will, be reported to the public. The code of ethics requires our employees to disclose to our Board of Directors any material transaction or relationship on the part of any employee or director that could reasonably be deemed dishonest or that reasonably could be expected to give rise to an actual or apparent conflict of interest. A copy of our code of ethics was filed with the Securities and Exchange Commission as exhibit number 14 to our annual report on Form 10-K for the year ended December 31, 2003. Our code of ethics may be viewed on our website (www.ortecinternational.com) or by viewing our annual report on Form 10-K for the year ended December 31, 2003 on the SEC’s website (www.sec.gov).

Certain Relationships and Related Transactions

Obligation to Elect Directors

      In an April 14, 2006 agreement whereby we acquired Hapto Biotech, Inc. we agreed that if our shareholders do not elect two designees of the former shareholders of Hapto as directors of Ortec for the earlier of (i) two years ending in April 2008, or (ii) until such time as the number of shares of our common stock acquired by the former shareholders of Hapto in our acquisition of Hapto amount to less than 5% of our common stock then outstanding, we will be required to issue an additional 116,667 shares of our common stock to the former shareholders of Hapto for each such Hapto designee that is not elected as a director of Ortec. The former shareholders of Hapto have selected Raphael Hofstein and Andreas Vogler as their designees to serve as directors of Ortec.

      In the agreement we entered into with Paul Royalty Fund in June 2007, in which Paul Royalty Fund agreed to exchange its interest in our future revenues for shares of our convertible preferred stock, we agreed to elect one designee of Paul Royalty Fund as a director and permit Paul Royalty Fund to have one other person attend the meetings of our Board of Directors as an observer. Paul Royalty Fund has designated Mr. John Leone to serve as a director of Ortec. Mr. Leone was recently designated by our other directors as our lead independent director. Mr. Leone is a partner in Paul Capital Partners, of which Paul Royalty Fund is a division. Mr. Lionel Leventhal, also a partner in Paul Capital Partners, has attended meetings of our directors, on behalf of Paul Royalty Fund, as an observer.

Cancellation Agreements

      In June 2007 we entered into agreements with Ron Lipstein, our former chief executive officer, and Steven Katz, our former chairman, in which we and they agreed to terminate agreements we had with them to pay them 2.99 times their average annual salaries for the last 5 years if we terminated their employment with us. Under the terms of those June 2007 agreements, we paid Mr. Lipstein $190,000 plus $20,000 for consulting services we would ask him to provide for six months ending in December 2007, and we paid Dr. Katz $40,000. We also agreed to pay to Mr. Lipstein $90,000 thirty days after, and a final payment of $190,000 ninety days after, and to pay Dr. Katz $45,000 thirty days after, and a final payment of $75,000 ninety days after, we receive a letter in response to our Pre Market Approval (PMA) application to be filed with the FDA seeking FDA clearance for commercial sales of our ORCEL product to treat venous stasis ulcers. Such letters are normally sent by the FDA to a sponsor of a clinical trial within 100 days after such sponsor files a PMA application for commercial sales of a drug or device. We also granted 5 year warrants to Messrs. Lipstein and Katz entitling Mr. Lipstein to purchase 2,382,022 shares, and Dr. Katz to purchase 2,328,001 shares of our common stock at an exercise price of $0.55 per share. We are required to issue additional warrants on like terms to Messrs. Lipstein and Katz to purchase such number of shares of our common stock equal to 3½% of the shares of common stock (a) we sell, or are required to issue upon conversion or exercise of convertible securities or warrants we sell, to raise not more than $6,300,000 within the period ending 30 days after (and if) we publicly announce our receipt of written notice from the FDA granting us the right to make commercial sales of our ORCEL product for the treatment of venous stasis ulcer (“the FDA clearance letter”), and (b) we issue also within 30 days after (and if) we publicly announce our receipt of the FDA clearance letter to our trade and other creditors in satisfaction of the obligations we owe them, over and above the number of shares of our common stock we issue to such creditors in that period in satisfaction of $3,000,000 of our obligations to them. In such agreements Messrs. Lipstein and Katz surrendered all options previously received by them to purchase our common stock.

      In such agreements with Messrs. Lipstein and Katz, they agreed to surrender their rights to receive deferred compensation we owed them of $233,300 and $366,221, respectively, and an additional $23,981 we owed them. In exchange we paid each of them $25,000 and granted Mr. Lipstein an option to purchase 12 shares, and Dr Katz an option to purchase 8 shares of our Series A convertible preferred stock at an exercise price of $100 per A Preferred share, plus the number of Series A, M, and M-1 warrants they would have been entitled to receive if they had purchased such A Preferred shares in the private placement sale we made of such A Preferred shares in June 2007. Such options are exercisable in the same 30 day period after (and if) we publicly announce our receipt of the FDA clearance letter by our filing of a current report to that effect on Form 8-K with the SEC. If Messrs. Lipstein and Katz exercise their options and buy, respectively, 12 and 8 shares of our A Preferred, they would as a result be entitled to acquire the following additional number of shares of our common stock:

	Lipstein	Katz

Conversion of the A Preferred shares	240,000	160,000
Exercise of warrants:
Series A @ $1.00 per common share	120,000	80,000
Series M @ $0.50 per common share	120,000	80,000
Series M-1 @ $1.00 per common share	60,000	40,000
Total shares	540,000	360,000

Placement Agents

Burnham Hill Partners

      Cipher 06 LLC, one of the beneficial owners of our common stock listed in the table at pages 3 and 4 of this Proxy Statement, is an entity controlled by Mr. Jason Adelman and Mr. Michael Liss. Mr. Adelman and Mr. Liss are the Managing Directors of Burnham Hill Partners, a division of Pali Capital (“BHP”), the placement agent in the June and July 2007 private placement of our Series A convertible preferred stock with warrants attached. Burnham Hill was also the placement agent in some of the earlier private placement sales of our equity securities. Since January 1, 2006 through October 2007 we have made the following payments to, and entered into the following other transactions with BHP and its designees:

(a)  For the June and July 2007 private placement sale of our Series A convertible preferred stock with warrants attached, we paid BHP $1,132,098 and issued to it or its designees five-year warrants to purchase 3,156,670 shares of our common stock at an exercise price of $0.55 per share. In that private placement we received gross cash proceeds of $8,421,975 and converted previously outstanding bridge notes from which we had received proceeds of $2,701,500 which we used to finance our operations from October 2006 until June 18, 2007.

(b)  At about the same time in 2007 we issued to BHP and its designees five-year warrants to purchase an additional 2,000,000 shares of our common stock also at an exercise price of $0.55 per share, for BHP’s financial and other advisory services, including (i) negotiation of the cancellation agreements we entered into with Messrs. Ron Lipstein and Steven Katz and (ii) the agreement we entered into with Paul Royalty Fund in which Paul Royalty Fund exchanged its interest in our future revenues for shares of our Series A-1 and A-2 convertible preferred stock which are convertible to an aggregate of 11,000,000 shares of our common stock.

(c)  In April 2006 we paid BHP $50,000 for termination of an agreement we had earlier entered into with BHP that it would be our exclusive placement agent for the sale of our equity securities for a period extending beyond April 2006. We made that payment to enable Rodman and Renshaw to act as placement agent for the private placement sale of our Series E 6% convertible preferred stock with warrants attached in April 2006. We also paid BHP an additional $25,000 and issued it our Series H warrants to purchase 10,000 shares of our common stock at an exercise price of $7.50 per share, as commission for shares of our Series E 6% convertible preferred stock with warrants attached purchased by investors in that April 2006 private placement who were introduced by BHP. Pursuant to an offer we made to all the holders of our Series H warrants to exchange their H warrants for shares of our common stock, BHP exchanged its H warrants for 10,000 shares of our common stock.

(d)  Also in April 2006, pursuant to an agreement we reached with BHP in December 2005 to settle other placement fees of $174,300, and advisory fees of $250,000 that we owed BHP from earlier private placement sales of our equity securities and for financial advisory services, we issued to BHP warrants to purchase 80,000 shares of our common stock at an exercise price of $3.75 per share. Such warrant to purchase 80,000 shares was part of warrants to purchase an aggregate of 113,147 shares that we issued. The other warrants were issued by us to BHP’s designees.

(e)  In September 2007, we issued 931,032 unregistered shares of our common stock for warrants we had previously issued to BHP and its designees as part of placement agent and financial advisory fees we paid in a number of earlier private placement sales of our equity securities.

Rodman and Renshaw

      Rodman and Renshaw is also a beneficial owner of our common stock listed on pages 3 and 4 of this Proxy Statement. Rodman and Renshaw was the placement agent in the April 2006 private placement sale of our Series E 6% convertible preferred stock with warrants attached, from which we received gross proceeds of $6,176,000. We paid to Rodman and Renshaw $317,875 as its share of the total placement agent fees we paid in that private placement sale and issued warrants to it to purchase 153,017 shares of our common stock at an exercise price of $7.50 per share. As a condition to the completion of that April 2006 private placement we acquired Hapto Biotech, Inc. For its services as our financial advisor in that acquisition we issued to Rodman and Renshaw three-year warrants to purchase 266,667 shares of our common stock at an exercise price of $4.50 per share.

Compliance with Section 16(a) of the Exchange Act

      Section 16(a) of the Securities Exchange Act of 1934 as amended (the “Exchange Act”) requires our officers and directors, and persons who own more than ten percent of our common stock to file reports of ownership and changes of ownership with the Securities and Exchange Commission. These persons are also required to furnish us with copies of all forms filed under Section 16(a).

      Based solely on our review of the copies of those forms received by us, or written representations from such persons, we believe that of all Section 16(a) filing requirements for our fiscal year ended December 31, 2006 were met.

Executive Compensation

      The following table sets forth the compensation paid by us for our fiscal years ended December 31, 2006 and 2005 to (i) our principal executive officer (PEO) and, (ii) two other executive officers (the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)		Stock Awards ($)		All Other Comp ($)	Total ($)

Ron Lipstein - PEO #, Chief Executive Officer	2006	260,000	79,281	(2)	-		19,753	359,034
		260,000	757,049	(3)	1,190,000	(4) (5)	16,716	2,223,765

Steven Katz, # Chairman	2006	150,000	79,281	(2)	-		11,949	241,230
		150,000	757,049	(3)	404,600	(4) (5)	18,132	1,329,781

Constantin Papastephanou, President	2006	240,000	-		-		11,104	251,104
		230,596	-		83,300	(4) (6)	10,337	324,333

# - Mr. Lipstein served as PEO until June 21, 2007 when he resigned. Costa Papastephanou succeeded him as PEO. Dr. Katz served as our chairman until June 21, 2007 when he resigned.

(1) Mr. Lipstein’s and Dr. Katz’s bonuses were equal to 1% each of the funds raised on our behalf (whether such funds are raised in equity or debt financings or as a result of licensing transactions) as well as options to purchase a number of shares equal to up to 10% of the number of shares issued in any such financing transaction.

(2) Amounts were accrued but not paid. Amounts due for bonuses to each of these former executives were cancelled in connection with the Cancellation Agreements between us and Messrs. Lipstein and Katz. See “Certain Relationships and Related Transactions - Cancellation Agreements” for a fuller description of the terms of these Cancellation Agreements.

(3) Includes $127,684 which has been accrued but not paid and $629,365 value associated with options to purchase 211,975 shares of our common stock at $3.75, whose value was determined as of the October 17 and November 1, 2005 dates of grant. Such value was determined using a Black Scholes model with expected lives of seven years, 4.51% risk free rate, 88% estimated volatility, and no dividend yield. A total of 254,454 options, including the aforementioned 211,975 options held by each of these former executives, were cancelled in connection with the Cancellation Agreements. See “Certain Relationships and Related Transactions - Cancellation Agreements” for a fuller description of the terms of those Cancellation Agreements.

(4) The allocation of shares for the restricted stock awards were first made by the Board of Directors in 2003, conditioned on achieving specified milestones. The year in which the restricted stock awards were deemed granted was the year in which the milestones were achieved. Dollar values denoted for each individual are as of dates deemed granted. The shares have fully vested in five equal monthly installments commencing January 1, 2007.

(5) Represents shares valued at $17.85 on January 7, 2005 date of grant: 66,667 and 22,667 shares for Messrs. Lipstein and Katz, respectively.

(6) Represents 16,333 shares valued at $5.10 on June 27, 2005 date of grant.

Special Compensation to Executive Officers

      Pursuant to a resolution adopted by our Board of Directors in 2001, we were required to pay to Mr. Ron Lipstein, our former chief executive officer, and to Dr. Steven Katz, the former chairman of our Board of Directors, one percent each of all moneys received by us from investors in the sale of our equity securities or from certain lenders. We were also required to issue to each of them options to purchase such number of shares of our common stock equal to ten percent of the shares issued by us in an equity financing, which options were exercisable at the prices paid by the investors for the shares we sell in the equity financing. Pursuant to such resolution, in October and November 2005 we granted to Messrs. Katz and Lipstein seven-year options entitling each of them to purchase an aggregate of 211,975 shares of our common stock at an exercise price of $3.75 per share as a result of our sale of 2,119,746 shares of our common stock in a private placement in the latter part of 2005. With their consent we did not grant to either Dr. Katz or Mr. Lipstein options to purchase ten percent of the number of shares of our common stock that the purchasers of our Series E convertible preferred stock received upon conversion of their Series E preferred stock in July 2006. We have not, with Messrs. Katz’s and Lipstein’s consent, granted them options because of private placement sales of our equity securities prior to October 2005. A total of 254,454 options, including the aforementioned 211,975 options, to each of these former executives, were forfeited in connection with the Cancellation Agreements we entered into with them. See “Certain Relationships and Related Transactions - Cancellation Agreements” for a fuller description of the terms of these Cancellation Agreements.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2006

	Option awards				Stock awards
	Number of Securities Underlying Unexercised Options (#)		Option Exercise	Option expiration	Number of shares or units of stock that have not	Market value of shares or units of stock that have not
Name	Exercisable	Unexercisable	Price ($)	date (3)	vested (#)	vested ($)
Ron Lipstein, PEO	12,667	-	52.50	11/19/09
	15,333	-	27.00	2/23/10
	9,200	-	54.00	2/23/10
	1,333	-	30.00	4/7/10
	1,480	-	54.00	5/23/10
	2,467	-	31.50	6/2/10
	185,357	-	3.75	10/17/12
	26,617	-	3.75	11/01/12
					66,667 (1)	34,667
Steven Katz	12,667	-	52.50	11/19/09
	15,333	-	27.00	2/23/10
	9,200	-	54.00	2/23/10
	1,333	-	30.00	4/07/10
	1,480	-	54.00	5/23/10
	2,467	-	31.50	6/02/10
	185,357	-	3.75	10/17/12
	26,617	-	3.75	11/01/12
					22,667(1)	11,787
Costa Papastephanou	68	-	1,059.00	2/05/08
	200	-	94.50	6/12/08
	132	-	712.50	11/01/08
	268	-	907.50	1/03/09
	166	-	45.00	11/07/09
	500	-	61.50	2//06/10
	2,499	833(2)	27.00	5/23/10
					16,333(1)	8,493

(1)	Vested in five equal monthly installments beginning January 1, 2007 and ending May 31, 2007.
(2)	Vested on May 23, 2007.
(3)
All of the Option awards listed above for Ron Lipstein and Steven Katz were cancelled on June 18, 2007 in connection with their agreements which terminated their employment with us. See “Certain Relationships and Related Transactions - Cancellation Agreements” for a fuller description of the terms of these Cancellation Agreements.

      There were no option exercises in our last fiscal year ended December 31, 2006 by any of the Named Executive Officers.

Retirement Plans

      We maintain a defined contribution 401(k) savings plan (401(k) plan) for the benefit of eligible employees. Under the 401(k) plan, a participant may elect to defer a portion of annual compensation. Contributions to the 401(k) plan are immediately vested in plan participants' accounts.

Compensation of Directors

      Drs. Mark Eisenberg, Steven Lilien, Allen I. Schiff, Raphael Hofstein and Andreas Vogler were all non-employee directors in 2006. For Dr. Steven Lilien's services in 2006 as a director and as chairman of our Audit Committee, and Dr. Schiff’s services in 2006 as a director and as a member of our Audit Committee, we agreed to pay them $22,000 each in 2006. We paid no compensation to the other directors for their services as directors.

Name		Fees earned or paid in cash ($)	Total ($)
	Dr. Steve Lilien			22,000	22,000
Dr. Allen Schiff		22,000	22,000

Potential Payments upon Termination or Change of Control

      On June 18, 2007 we entered into Cancellation Agreements with our former chief executive officer and our former chairman, Ron Lipstein and Steven Katz respectively. Such agreements terminated their employment with us and required certain payments to be made by us to them. See “Certain Relationships and Related Transactions - Cancellation Agreements” for a fuller description of the terms of these Cancellation Agreements.

REPORT OF THE AUDIT COMMITTEE ON THE FINANCIAL STATEMENTS

      The Audit Committee has (i) reviewed and discussed with management the Company's audited financial statements for the fiscal year ended December 31, 2006; (ii) discussed with BDO Seidman, LLP, the Company's independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Rule 3200T; (iii) received the written disclosures and the letter from BDO Seidman, LLP as required by Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees as adopted by the Public Company Accounting Oversight Board in Rule 3200T; (iv) considered whether the non-audit services provided by the independent auditors, if any, are compatible with maintaining the auditor's independence; and (v) discussed BDO Seidman, LLP’s independence with BDO Seidman, LLP.

      Based on the review and discussions outlined above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2006, be included in the Company's Annual Report on Form 10-KSB for such fiscal year.

Audit Committee Steven Lilien, Ph.D. Allen I. Schiff, Ph.D.

      Messrs. Lilien and Schiff served as directors of Ortec until June 2007 when they resigned.

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal No. 2)

      Our Board of Directors has selected the firm of BDO Seidman, LLP (“BDO”) as the Company's principal independent registered public accounting firm for the fiscal year ending December 31, 2007, subject to ratification by the stockholders. BDO has served as the Company's independent registered public accounting firm since January 2005. If the appointment of the firm of BDO is not approved or if that firm will decline to act or their engagement is otherwise discontinued, our Board of Directors will appoint another independent registered accounting firm. Representatives of BDO are expected to be present at the Annual Meeting, will have the opportunity to make a brief statement at the Annual Meeting, if they so desire, and will be available to answer appropriate questions from stockholders.

      (i) Audit Fees

      BDO Seidman, LLP billed $120,395 and $167,588 in the aggregate for professional services rendered for the audit of our annual financial statements and review of our quarterly financial statements for the fiscal years ended December 31, 2005 and 2006, respectively.

      We did not pay any other fees to BDO Seidman, LLP for the fiscal years ended December 31, 2005 and 2006.

      The functions of our Audit Committee include recommendations to the Board of Directors with respect to the engagement of our independent registered public accounting firm and the review of the scope, cost and effect of the audit engagement.

      Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed for us by BDO Seidman, LLP must be approved in advance by our Audit Committee to assure that such services do not impair the auditors’ independence from Ortec. Our Audit Committee specifically approved all audit services prior to them being performed by BDO Seidman, LLP.

AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK WHICH WE ARE AUTHORIZED TO ISSUE FROM 200,000,000 TO 300,000,000 SHARES.
(Proposal No. 3)

      We are authorized to issue 200,000,000 shares of our common stock. As of October 31, 2007, we had issued and there were outstanding 11,972,235 shares of our common stock and we reserved an additional 36,419,657 shares of our common stock for issuance upon conversion of our outstanding convertible preferred stock, 55,611,420 shares for issuance upon exercise of warrants and options we had granted and which were still outstanding and 800,000 shares for issuance pursuant to restricted stock awards (under our 2006 Stock Award and Incentive Plan) which have not yet vested. That left 95,196,688 shares available for issuance in another private placement sale of our equity securities which we anticipate that we will be required to make in January of 2008 to enable us to secure funds we will need to continue our operations until (and if) we secure FDA clearance for the commercial sale of our OrCel product for the treatment of venous stasis ulcers. In private placement sales of our equity securities that we have made in the past we not only have had to issue shares of our common stock or preferred shares convertible into shares of our common stock, but we always had to issue warrants to the investors in these private placements entitling them to purchase additional shares of our common stock. While we believe that the 95,196,688 shares of our common stock we are authorized and have available for issuance will be enough for the shares we may have to issue, or reserve for issuance for conversion of convertible securities or exercise of warrants, in our anticipated private placement sale of our equity securities in January 2008, we believe it is prudent to have additional shares authorized for issuance in the event that the 95,196,688 shares we are authorized and have available for issuance, are not enough for the shares of our common stock, and/or our convertible preferred stock, and warrants we will have to issue in our anticipated January 2008 private placement sale of our equity securities. Our certificate of incorporation does not give the holders of our common stock preemptive rights to purchase shares of our common stock we may hereafter issue. See Appendix A.

APPROVAL OF THE 2006 STOCK AWARD AND INCENTIVE PLAN, AS AMENDED
(Proposal No. 4)

      On August 24, 2006, our Board of Directors unanimously adopted, subject to stockholder approval, the 2006 Stock Award and Incentive Plan (the “Plan”). On September 26 and October 22, 2007 our Board of Directors unanimously adopted amendments to the Plan to increase the number of shares of our common stock that could be granted under the Plan, and the number of shares of our common stock that could be issued upon exercise of options granted under the Plan, from an aggregate of 2,500,000 shares to an aggregate of 6,000,000 shares. The full text of the Plan, as amended, is set forth in Appendix B to this Proxy Statement, and the following discussion is qualified in its entirety by reference thereto.

      Administration and Eligibility

      The Plan provides for the grant of restricted stock and deferred stock and of stock options to our officers, directors, eligible employees, consultants and advisors. We will reserve 6,000,000 shares of common stock covered by the Plan. The Plan also provides for the granting of stock-based awards and incentive and performance awards. The options that may be granted include incentive stock options intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986 (the “Code”) and nonstatutory stock options which are not to be treated as incentive stock options.

      The Plan is to be administered by the Compensation Committee of our Board of Directors or a subcommittee thereof (the “Committee”). Our full Board of Directors may in its discretion perform any functions of the Committee. Any construction or interpretation of terms and provisions of the Plan by the Board or Committee are final and conclusive. The class of persons eligible to receive any awards under the Plan will be our or any of our subsidiaries’ employees (including officers), directors, consultants or advisors. Non-employee directors, consultants and advisors will not be entitled to receive incentive stock options but any options awarded them will be nonstatutory stock options. Advisors include our and our subsidiaries’ attorneys, accountants and other advisors who, in addition to providing services in such capacities, may also serve as our directors. The Committee or the Board will determine the executive employees, directors, consultants or advisors, to whom awards will be granted and the number of shares or the amount of cash to be covered by each award, taking into account the nature of the employment or services rendered by the individuals being considered, their annual compensation, their present and potential contributions to our success and such other factors as the Board or Committee may deem relevant.

      Stock Awards

      Restricted stock awarded under the Plan is subject to forfeiture on such conditions as the Committee or the Board shall set. We expect that the usual condition on which a forfeiture of the stock awarded would occur is termination of employment prior to the time set by the Board or the Committee when the award is made. The issuance of the stock awarded may be deferred until the achieving of certain benchmarks set by the Board or the Committee. The Board or the Committee may also grant performance awards denominated either as a cash amount or a number of shares of stock, earned on the achievement or satisfaction of performance conditions set by the Board or the Committee.

      Options

       The exercise price of options granted under the Plan are paid by the delivery of a check to our order in an amount equal to the exercise price, or upon the request of the optionee and the approval of the Committee, in its discretion, by delivery to us of shares of our common stock already owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised. The Committee may also provide cashless exercise provisions in the options. The exercise price of any option granted under the Plan may not be repriced without shareholder approval. The expiration of options upon the death of an optionee or upon termination of the employment of an optionee who is our or our subsidiaries’ employee, or if the option was granted to a director of Ortec or to a consultant or advisor to Ortec, whether the granted option will expire as a result of the optionee director, consultant or advisor no longer continuing in that capacity with Ortec, will be determined by rules governing such situations adopted by the Committee or the Board of Directors.

      Incentive stock options are nontransferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order as defined by the Internal Revenue Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

      We have approximately 24 employees and five non-employee directors who are eligible to receive awards under the Plan. We cannot presently approximate the number of consultants and/or advisors who will be eligible to receive awards under the Plan.

      On December 11, 2006 and February 19, 2007 our Board of Directors awarded 610,000 restricted shares of our common stock under the Plan subject to shareholder approval of the Plan, as follows: 200,000 shares to Alan W. Schoenbart, our chief financial officer, 200,000 shares to Melvin Silberklang, our chief scientific officer and 100,000 shares to Daniel Lesnoy, our director of biomaterials, 50,000 shares to Steven Lilien, and 60,000 shares to Allen I. Schiff, both then directors of Ortec. On September 26, 2007 our Board of Directors granted options to purchase an aggregate of 1,950,000 shares of our common stock, which grants were made under the Plan also subject to shareholder approval of the Plan, as follows: Costa Papastephanou, our chief executive officer, 1,000,000 shares, Alan W. Schoenbart, 250,000 shares, Melvin Silberklang, 250,000 shares, and Daniel Lesnoy, 200,000 shares, and to our five non-employee directors (Messrs. John Leone, Mark Bagnall, Shepard Goldberg, Raphael Hofstein and Andreas Vogler) 50,000 shares each. The 1,950,000 options granted are 7 year options exercisable at $0.38 per share, the closing price for our common stock on September 26, 2007, the date of grant. 25% of the options granted to an individual vest immediately, and an additional 25% vests each year for the next three years. On October 22, 2007 our Board of Directors granted options to 20 of our employees, none of whom are executive officers, to purchase an aggregate of 250,000 shares of our common stock, which grants were made under the Plan also subject to shareholder approval of the Plan. The 250,000 options are also 7 year options exercisable at $0.52 per share, the closing price for our common stock on October 22, 2007, the date of grant. One third of such options vest immediately, another third on October 22, 2008 and the final third on October 22, 2009.

      On October 22, 2007 we filed with the Food and Drug Administration (FDA) the safety and efficacy data from our recently concluded confirmatory clinical trial for the use of our OrCel product for the treatment of venous leg ulcers. Such data was required for FDA consideration of our pre-market application for FDA clearance for commercial sale of our OrCel product to treat venous leg ulcers. In recognition of our reaching such milestone, on October 22, 2007 of our Board of Directors made a restricted stock award of 300,000 shares of our common stock to Costa Papastephanou, our chief executive officer. Such restricted stock grant vests, conditioned on Dr. Papastephanou’s continued employment with us, in three equal 100,000 share installments, one, two and three years after the date of grant. At the same time our Board of Directors also awarded the following seven year options to purchase shares of our common stock at an exercise price of $0.52 per share, the closing price of our common stock on the date of grant, as follows: Costa Papastephanou, 500,000 shares, Alan W. Schoenbart, 550,000 shares, Melvin Silberklang, 100,000 shares and Daniel Lesnoy, 100,000 shares. 25% of such options vest immediately and an additional 25% vest each year for the next three years. Such restricted stock award and the option grants were made under the Plan and are subject to shareholder approval of the Plan.

      Merger, Consolidation, Asset Sale, Liquidation, Etc.

      In the event of any extraordinary dividend, stock dividend, recapitalization, merger, consolidation, stock split, reverse stock split, warrant or rights issuance, or combination or exchange of shares, or other similar transactions, an appropriate adjustment will be made by the Committee in the aggregate number of shares available under the Plan and in the number of shares to be issued and option price to be paid upon exercise of outstanding options.

      In the event of a reorganization, consolidation or merger, or if all or substantially all of our assets will be sold or exchanged, if the Committee determines that as a result an adjustment is appropriate under the Plan, then the Committee shall, as it deems equitable, adjust the number and kind of shares of stock, and the exercise, purchase or grant price relating to an award, or the payment of cash or property to the holder of an outstanding option. In recognition of unusual or nonrecurring events, changes in law and other events affecting Ortec, the Committee may make adjustments in the terms and conditions of, or the criteria included in, any award. The Committee may provide in an award document that in the event of a “change of control” (as defined in the Plan) of Ortec, deferral, forfeiture and vesting conditions shall lapse, rights to exercise options shall immediately vest and the holder of an option may during the 60-day period following the change of control elect to receive upon exercise of the option cash in an amount equal to the number of shares the optionee would acquire upon his exercise of the option multiplied by (a) the per share value of cash and property in excess of his per share exercise price received by our shareholders in the transaction or (b) the amount by which the highest per share market price of our common stock during the 60 days before and the 60 days after the change of control takes place, exceeds the per share exercise price.

       Amendment and Termination of the Plan

      The Plan will unless earlier terminated by our Board of Directors, continue in effect until no more shares of our common stock remain available for delivery under the Plan and until we have no further rights or obligations under the Plan.

Federal Income Tax Consequences

      The following is a summary of the federal income tax treatment of awards of common stock, incentive stock options and nonstatutory stock options. The tax consequences recognized by an awardee may vary; therefore, an awardee should consult his or her tax advisor for advice concerning any specific transaction.

      Awards of Common Stock

      No taxable income will be recognized when under the Plan an employee, director, consultant or advisor is awarded, or receives pursuant to an award, shares of our common stock, if the issuance of such shares are conditioned on meeting certain defined goals or defined conditions occurring or if after issuance the shares may have to be returned to us if designated conditions are not met (such as continued employment by us). When such shares of common stock become fully vested (in that the conditions for issuance, or when the shares no longer will have to be returned to us, have been met) taxable income will be recognized for the fair market value of the shares on the date that such condition has been met.

      Incentive Stock Options

      No taxable income will be recognized by an optionee upon the grant or exercise of an incentive stock option granted under the Plan. The difference between the exercise price and the fair market value of the stock on the date of exercise will be included in alternative minimum taxable income for purposes of the alternative minimum tax. The alternative minimum tax is imposed upon an individual's alternative minimum taxable income at rates of 26% to 28%, but only to the extent that such tax exceeds the taxpayer's regular income tax liability for the taxable year.

      Generally, if an optionee holds shares acquired upon the exercise of incentive stock options until the later of (i) two years from the date of grant of the option and (ii) one year from the date of transfer of the purchased shares to him or her (the “Statutory Holding Period”), any gain recognized by the optionee on a sale of such shares will be treated as capital gain. The gain recognized upon the sale of the stock is the difference between the option price and the sale price of the stock. The net federal income tax effect on the holder of incentive stock options is to defer, until the stock is sold, taxation of any increase in the stock's value from the time of grant to the time of exercise, and to treat such increase as capital gain.

      If the optionee sells the shares prior to the expiration of the Statutory Holding Period, he or she will realize taxable income at ordinary income tax rates in an amount equal to the lesser of (i) the fair market value of the shares on the date of exercise less the option price, or (ii) the amount realized on the disposition of the stock less the option price, and we will receive a corresponding tax deduction for compensation expense. The amount by which the proceeds of the sale exceeds the fair market value of the shares on the date of exercise will be treated as long-term capital gain if the shares are held for a more than one year prior to the sale and as short-term capital gain if the shares are held for a shorter period. If an optionee sells the shares acquired upon exercise of an option at a price less than the option price, he or she will recognize a capital loss equal to the difference between the sale price and the option price. The loss will be long-term capital loss if the shares are held for more than one year prior to the sale and a short-term capital loss if the shares are held for a shorter period.

      Nonstatutory Stock Options

      No taxable income is recognized by the optionee upon the grant of a nonstatutory option. The optionee must recognize as ordinary income in the year in which the option is exercised the amount by which the fair market value of the purchased shares on the date of exercise exceeds the option price. We will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee, subject to Section 162(m) of the Internal Revenue Code. Any additional gain or any loss recognized upon the subsequent disposition of the purchased shares will be a capital gain or loss, and will be a long-term gain or loss if the shares are held for more than one year.

      New Plan Benefits

      The following table sets forth certain information as to benefits that have been or will be received by the individuals and groups identified in the table as a result of awards to them under the Plan of shares of our common stock, or of options to purchase shares of our common stock. All such awards are subject to approval of the Plan by our shareholders.

Name and Position	Number of Shares	Number of Shares Underlying Options
Costa Papastephanou, CEO	300,000 (1)	1,500,000 (3)
Alan W. Schoenbart, CFO	200,000 (2)	800,000 (3)
Executive Group	500,000 (1, 2)	2,300,000 (3)
Non-Executive Director Group	—	250,000 (3)
Non-Executive Officer Employee Group	300,000 (2)	900,000 (3, 4)

(1)	Vests in three equal installments of 100,000 shares each on October 25, 2008, 2009 and 2010; conditioned on continued employment with Ortec.

(2)	Vests on May 1, 2008, conditioned on continued employment with Ortec.

(3)
Seven year options: for 1,000,000 shares for Costa Papastephanou, 800,000 shares for Alan W. Schoenbart, 1,250,000 shares for the Executive Group, all 250,000 shares for the Non-Executive Director Group and 450,000 shares for the Non-Executive Officer Employee Group, exercisable at $0.38 per share (closing price of our common stock on the date of grant), 25% vested on September 26, 2007 (the date of grant) and another 25% vesting on each of September 26, 2008, 2009 and 2010; for 500,000 shares for Costa Papastephanou, 550,000 shares for Alan W. Schoenbart and 200,000 shares for the Non-Executive Officer Employee Group, exercisable at $0.52 per share (closing price of our common stock on the date of grant), 25% vested immediately and 25% vesting on each of October 22, 2008, 2009 and 2010.

(4)
For 250,000 shares seven year options exercisable at $0.52 per share (closing price of our common stock on the date of grant), one third vested on October 22, 2007 (the date of grant) and another third vesting on each of October 22, 2008 and 2009.

The closing price of our common stock on the over-the-counter bulletin board on November ____, 2009 was $__________.

      Because the stock and option grants under the Plan are discretionary, and because the price of our common stock on the date of grant or vesting, or the exercise prices of options granted or the prices of our common stock on the dates of future sale, are all currently unknown, we cannot presently determine the benefits to be received by any particular individual or particular group of individuals from such awards made in the future.

AMENDMENT OF OUR CERTIFICATES OF DESIGNATION OF THE RELATIVE RIGHTS AND PREFERENCES OF OUR SERIES A, SERIES A-1 AND SERIES A-2 CONVERTIBLE PREFERRED STOCK, WHICH CERTIFICATES OF DESIGNATION ARE PART OF OUR CERTIFICATE OF INCORPORATION, TO ELIMINATE THE RIGHT OF THE PREFERRED SHAREHOLDERS TO COMPEL US TO REDEEM THEIR SERIES A, SERIES A-1 AND SERIES A-2 PREFERRED SHARES IN THE EVENT THAT (Y) WE ARE PROHIBITED BY APPLICABLE LAW OR STOCK EXCHANGE RULES FROM ISSUING ALL SHARES OF OUR COMMON STOCK WE WOULD OTHERWISE BE OBLIGATED TO ISSUE UPON CONVERSION OF THEIR PREFERRED SHARES OR (Z) WE HAVE NOT REGISTERED FOR PUBLIC SALE, UNDER THE SECURITIES ACT OF 1933, THE SHARES OF OUR COMMON STOCK INTO WHICH THEIR PREFERRED SHARES CAN BE CONVERTED.
(Proposal No. 5)

      The Certificates of Designation of the Relative Rights and Preferences of our Series A, Series A-1 and A-2 convertible preferred stock, which certificates of designation are part of our certificate of incorporation, all provide that at the elections of such preferred shareholders we are required to redeem their preferred shares at the liquidation preference amount if certain conditions occur. Two of those conditions — (y) in the event that we are prohibited by applicable law or stock exchange rules from issuing all shares of our common stock we would otherwise be obligated to issue upon conversion of their preferred shares (the “Issuance Condition”) or (z) we have not registered for public sale, under the Securities Act of 1933, the shares of our common stock into which their preferred shares can be converted (the “Registration Condition”) — are not within our control. The liquidation preference amount for each share of our Series A, A-1 and A-2 convertible preferred stock is $10,000, an aggregate of $21,916,680 for all of our outstanding Series A, A-1 and A-2 preferred shares. Because such two conditions are not within our control, on our financial statements we have recorded $12,738,143, (as of June 30, 2007) net of discounts, of our capital attributable to such Series A, A-1 and A-2 preferred shares as “temporary capital”. The certificate of designation for each of the Series A, A-1 and A-2 preferred stock provides that the certificate of designation for that single class of preferred stock cannot be amended or repealed without the consent (in writing or at a meeting of the holders of such class of preferred shares) of 70% of the preferred shares of that class. Paul Royalty Fund (“PRF”) is the owner of all the outstanding Series A-1 and A-2 preferred shares and has advised us that it will agree to amend the certificates of designation for the Series A-1 and A-2 preferred shares to eliminate those two provisions (the Issuance Condition and the Registration Condition) giving PRF the right to compel us to redeem PRF’s Series A-1 and A-2 preferred shares. However, PRF conditioned its agreement on our securing a similar agreement from holders of not less than 70% of our outstanding Series A preferred shares to amend the certificate of designation for our Series A preferred stock eliminating identical provisions in the certificate of designation for the Series A preferred shares. The holders of more than 70% of our outstanding Series A preferred shares have consented in writing to amend the certificate of designation for the Series A preferred shares to eliminate the right of the holders of the Series A preferred shares to compel us to redeem the Series A preferred shares if either the Issuance Condition or the Registration Condition occurs. Since the certificates of designation for the Series A, A-1 and A-2 preferred stock are part of our certificate of incorporation we need the approval of the holders of our common stock to amend our certificate of incorporation to amend the certificates of designation for the Series A, A-1 and A-2 preferred stock. See Appendix A.

AMENDMENT OF OUR CERTIFICATE OF INCORPORATION
TO CHANGE OUR NAME TO “FORTICELL BIOSCIENCE, INC.”
(Proposal No. 6)

      In June 2007, we entered into transactions in which we sold 1,191,668 shares of our Series A convertible preferred stock with attached warrants for $11,217,439. At the same time we issued 500 shares of our Series A-1, and 500 shares of our Series A-2, convertible preferred stock to PRF in exchange for PRF’s then owned interest in our future revenues. At the same time, and as a condition of our transaction with PRF, we changed our senior management and our Board of Directors. Our former chief executive officer and our former chairman resigned. Dr. Costa Papastephanou who was, and continues to be, our president was named our chief executive officer. Five out of our seven directors resigned (including our former chief executive officer and our former chairman) and were replaced by four new directors, including Dr. Papastephanou. Five of our six currently serving directors are independent directors. Our Board of Directors believe that there has been a new direction for us as a result of such a change in our management and directors, and that such change should be accompanied by a new name for our company. Our directors have voted to change the name of our company to “Forticell Bioscience, Inc.”. Our directors also believe that such new name better identifies our company’s core business — using knowledge about human cells to develop products for wound healing and treatment of other medical conditions. The affirmative vote of our shareholders to change our company’s name to Forticell Bioscience, Inc. is needed to effect such change of name. See Appendix A.

BOARD RECOMMENDATION

      The Board of Directors believes that the approval of the foregoing proposals is in the best interests of Ortec and our stockholders and therefore recommends that the stockholders vote FOR such proposals.

FUTURE ANNUAL MEETINGS

      We must receive at our executive offices on or before February 1, 2008 a stockholder proposal (and any supporting statement) to be considered for inclusion in the proxy statement and proxy for our next Annual Meeting of Stockholders. Stockholders should send proposals and notices addressed to Ortec International, Inc., 3960 Broadway, New York, New York 10032, Attention: Alan W. Schoenbart, Secretary.

HOUSEHOLDING

      As permitted by applicable law we have notified our stockholders by mail of the availability of this Proxy Statement and our annual report on the internet. We will mail this Proxy Statement and our annual report to any stockholder who requests them. You may fill out your proxy on the internet pursuant to instructions set forth at the beginning of this Proxy Statement and on the proxy card which is being mailed to you or available on the internet.

      Also as permitted by applicable law, only one copy of this Proxy Statement will be delivered to stockholders residing at the same address, unless such stockholders have notified us of their desire to receive multiple copies of the Proxy Statement.

      Requests for copies should be directed to Ortec International, Inc., 3960 Broadway, New York, New York 10032, Attention: Alan W. Schoenbart, Secretary.

OTHER MATTERS

      We do not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

      All costs of solicitation of proxies will be borne by us. In addition to solicitations by mail and e-mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, facsimile, e-mail, mail and personal interviews, and we reserve the right to compensate outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of shares held in their names and we will reimburse them for out-of-pocket expenses incurred on our behalf.

By Order of the Board of Directors, ALAN W. SCHOENBART, Secretary

November 9, 2007

      THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE OR VIA THE INTERNET. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR SHARES PERSONALLY, EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

ORTEC INTERNATIONAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 20, 2007

The stockholder(s) hereby appoint(s) Costa Papastephanou and Alan W. Schoenbart, and each of them, as proxies, with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Ortec International, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 p.m., EST on December 20, 2007, at the Russ Berrie Medical and Science Pavilion, 1150 St. Nicholas Avenue, New York, NY 10032, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

APPENDIX A

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

OF

ORTEC INTERNATIONAL INC.

It is hereby certified that:

1.  The name of the Corporation (hereinafter called the “Corporation”) is Ortec International Inc.

2.  The certificate of incorporation of the Corporation as previously amended and restated is hereby amended as follows:

(a)	by striking out Article FIRST thereof and by substituting the new Article FIRST hereafter set forth and

(b)	by striking out Paragraph numbered 1 of Article FOURTH and by substituting the new Paragraph 1 of Article FOURTH hereafter set forth. Paragraphs numbered 2 and 3 of Article FOURTH are not changed.

FIRST:        The name of the corporation (hereinafter called the “Corporation”) is Forticell Bioscience, Inc.

FOURTH:   1. Authorized Capital Stock. The total number of shares of capital stock that the Corporation is authorized to issue is 301,000,000, consisting of 300,000,000 shares of common stock, par value $.001 per share (“Common Stock”), and 1,000,000 shares of preferred stock, par value $.001 per share (“Preferred Stock”).

3.  The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Signed on December 20, 2007

________________________ Name: Alan W. Schoenbart Title: Secretary

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF DESIGNATION
OF THE RELATIVE RIGHTS AND PREFERENCES OF THE SERIES A CONVERTIBLE PREFERRED STOCK OF ORTEC INTERNATIONAL INC.

It is hereby certified that:

1. The name of the Corporation (hereinafter called the “Corporation”) is Ortec International Inc.

2. The Certificate of Designation of the Relative Rights and Preferences of the Series A Convertible Preferred Stock of Ortec International Inc. is hereby amended by striking out Section 9 thereof and by substituting the new Section 9 hereafter set forth.

9. Inability to Fully Convert.

Holder's Option if Company Cannot Fully Convert. If, upon the Company's receipt of a Conversion Notice, the Company cannot issue shares of Common Stock registered for resale to the extent required under the Registration Statement for any reason, including, without limitation, because the Company (x) does not have a sufficient number of shares of Common Stock authorized and available, (y) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or its securities from issuing all of the Common Stock which is to be issued to a holder of Series A Preferred Stock pursuant to a Conversion Notice or (z) fails to have a sufficient number of shares of Common Stock registered for resale required under the Registration Statement, then the Company shall issue as many shares of Common Stock as it is able to issue in accordance with such holder's Conversion Notice and pursuant to Section 5(b)(ii) above and, with respect to the unconverted Series A Preferred Stock, the holder, solely at such holder's option, can elect, in addition to other remedies available to such holder, within five (5) business days after receipt of notice from the Company thereof to:

if the Company’s inability to convert Series A Preferred Stock is pursuant to Section 9(a)(x) above, require the Company to redeem from such holder those Series A Preferred Stock for which the Company is unable to issue Common Stock in accordance with such holder’s Conversion Notice (“Mandatory Redemption”) at a price per share equal to the 100% of the Liquidation Preference Amount as of such Conversion Date (the “Mandatory Redemption Price”);

if the Company's inability to fully convert Series A Preferred Stock is pursuant to Section 9(a)(z) above, require the Company to issue restricted shares of Common Stock in accordance with such holder's Conversion Notice and pursuant to Section 5(b)(ii) above.

void its Conversion Notice and retain or have returned, as the case may be, the shares of Series A Preferred Stock that were to be converted pursuant to such holder's Conversion Notice (provided that a holder's voiding its Conversion Notice shall not effect the Company's obligations to make any payments which have accrued prior to the date of such notice).

In the event a Holder shall elect to convert any shares of Series A Preferred Stock as provided herein, the Company cannot refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, violation of an agreement to which such Holder is a party or for any reason whatsoever, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or of said shares of Series A Preferred Stock shall have issued.

Mechanics of Fulfilling Holder's Election. The Company shall immediately send via facsimile to a holder of Series A Preferred Stock, upon receipt of a facsimile copy of a Conversion Notice from such holder which cannot be fully satisfied as described in Section 9(a) above, a notice of the Company's inability to fully satisfy such holder's Conversion Notice (the "Inability to Fully Convert Notice"). Such Inability to Fully Convert Notice shall indicate (i) the reason why the Company is unable to fully satisfy such holder's Conversion Notice and (ii) the number of Series A Preferred Stock which cannot be converted. Such holder shall notify the Company of its election pursuant to Section 9(a) above by delivering written notice via facsimile to the Company ("Notice in Response to Inability to Convert").

Payment of Redemption Price. If such holder shall elect to have its shares redeemed pursuant to Section 9(a)(i) above, the Company shall pay the Mandatory Redemption Price to such holder within thirty (30) days of the Company’s receipt of the holder’s Notice in Response to Inability to Convert, provided that prior to the Company’s receipt of the holder’s Notice in Response to Inability to Convert the Company has not delivered a notice to such holder stating, to the satisfaction of the holder, that the event or condition resulting in the Mandatory Redemption has been cured and all Conversion Shares issuable to such holder can and will be delivered to the holder in accordance with the terms of Section 2(g). If the Company shall fail to pay the applicable Mandatory Redemption Price to such holder on a timely basis as described in this Section 9(c) (other than pursuant to a dispute as to the determination of the arithmetic calculation of the Redemption Price), in addition to any remedy such holder of Series A Preferred Stock may have under this Certificate of Designation and the Exchange Agreement, such unpaid amount shall bear interest at the rate of 2.0% per month (prorated for partial months) until paid in full. Until the full Mandatory Redemption Price is paid in full to such holder, such holder may (i) void the Mandatory Redemption with respect to those Series A Preferred Stock for which the full Mandatory Redemption Price has not been paid, (ii) receive back such Series A Preferred Stock, and (iii) require that the Conversion Price of such returned Series A Preferred Stock be adjusted to the lesser of (A) the Conversion Price and (B) the lowest Closing Bid Price during the period beginning on the Conversion Date and ending on the date the holder voided the Mandatory Redemption.

Pro-rata Conversion and Redemption. In the event the Company receives a Conversion Notice from more than one holder of Series A Preferred Stock on the same day and the Company can convert and redeem some, but not all, of the Series A Preferred Stock pursuant to this Section 9, the Company shall convert from each holder of Series A Preferred Stock electing to have Series A Preferred Stock converted at such time an amount equal to such holder's pro-rata amount (based on the number shares of Series A Preferred Stock held by such holder relative to the number shares of Series A Preferred Stock outstanding) of all shares of Series A Preferred Stock being converted and redeemed at such time.

3. The amendment of the Certificate of Designation of the Relative Rights and Preferences of the Series A Convertible Preferred Stock of Ortec International Inc. herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4. The amendment of the Certificate of Designation of the Relative Rights and Preferences of the Series A Convertible Preferred Stock of Ortec International Inc. was made with the affirmative consent, in writing, by the holders of not less than 70% of the shares of such Series A Convertible Preferred Stock then outstanding, as required by the provisions of Section 3 of such Certificate of Designation.

Signed on December 20, 2007

____________________ Name: Alan W. Schoenbart Title: Secretary

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF DESIGNATION

OF THE RELATIVE RIGHTS AND PREFERENCES OF THE SERIES A-1

CONVERTIBLE PREFERRED STOCK OF ORTEC INTERNATIONAL INC.

It is hereby certified that:

1. The name of the Corporation (hereinafter called the “Corporation”) is Ortec International Inc.

2. The Certificate of Designation of the Relative Rights and Preferences of the Series A-1 Convertible Preferred Stock of Ortec International Inc. is hereby amended by striking out Section 9 thereof and by substituting the new Section 9 hereafter set forth.

9. Inability to Fully Convert.

(a) Holder's Option if Company Cannot Fully Convert. If, upon the Company's receipt of a Conversion Notice, the Company cannot issue shares of Common Stock registered for resale to the extent required under the Registration Statement for any reason, including, without limitation, because the Company (x) does not have a sufficient number of shares of Common Stock authorized and available, (y) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or its securities from issuing all of the Common Stock which is to be issued to a holder of Series A-1 Preferred Stock pursuant to a Conversion Notice or (z) fails to have a sufficient number of shares of Common Stock registered for resale required under the Registration Statement, then the Company shall issue as many shares of Common Stock as it is able to issue in accordance with such holder's Conversion Notice and pursuant to Section 5(b)(ii) above and, with respect to the unconverted Series A-1 Preferred Stock, the holder, solely at such holder's option, can elect, in addition to other remedies available to such holder, within five (5) business days after receipt of notice from the Company thereof to:

if the Company’s inability to convert Series A-1 Preferred Stock is pursuant to Section 9(a)(x) above, require the Company to redeem from such holder those Series A-1 Preferred Stock for which the Company is unable to issue Common Stock in accordance with such holder’s Conversion Notice (“Mandatory Redemption”) at a price per share equal to the 100% of the Liquidation Preference Amount as of such Conversion Date (the “Mandatory Redemption Price”);

if the Company's inability to fully convert Series A-1 Preferred Stock is pursuant to Section 9(a)(z) above, require the Company to issue restricted shares of Common Stock in accordance with such holder's Conversion Notice and pursuant to Section 5(b)(ii) above.

void its Conversion Notice and retain or have returned, as the case may be, the shares of Series A-1 Preferred Stock that were to be converted pursuant to such holder's Conversion Notice (provided that a holder's voiding its Conversion Notice shall not effect the Company's obligations to make any payments which have accrued prior to the date of such notice).

In the event a Holder shall elect to convert any shares of Series A-1 Preferred Stock as provided herein, the Company cannot refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, violation of an agreement to which such Holder is a party or for any reason whatsoever, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or of said shares of Series A-1 Preferred Stock shall have issued.

(b) Mechanics of Fulfilling Holder's Election. The Company shall immediately send via facsimile to a holder of Series A-1 Preferred Stock, upon receipt of a facsimile copy of a Conversion Notice from such holder which cannot be fully satisfied as described in Section 9(a) above, a notice of the Company's inability to fully satisfy such holder's Conversion Notice (the "Inability to Fully Convert Notice"). Such Inability to Fully Convert Notice shall indicate (i) the reason why the Company is unable to fully satisfy such holder's Conversion Notice and (ii) the number of Series A-1 Preferred Stock which cannot be converted. Such holder shall notify the Company of its election pursuant to Section 9(a) above by delivering written notice via facsimile to the Company ("Notice in Response to Inability to Convert").

(c) Payment of Redemption Price. If such holder shall elect to have its shares redeemed pursuant to Section 9(a)(i) above, the Company shall pay the Mandatory Redemption Price to such holder within thirty (30) days of the Company’s receipt of the holder’s Notice in Response to Inability to Convert, provided that prior to the Company’s receipt of the holder’s Notice in Response to Inability to Convert the Company has not delivered a notice to such holder stating, to the satisfaction of the holder, that the event or condition resulting in the Mandatory Redemption has been cured and all Conversion Shares issuable to such holder can and will be delivered to the holder in accordance with the terms of Section 2(g). If the Company shall fail to pay the applicable Mandatory Redemption Price to such holder on a timely basis as described in this Section 9(c) (other than pursuant to a dispute as to the determination of the arithmetic calculation of the Redemption Price), in addition to any remedy such holder of Series A-1 Preferred Stock may have under this Certificate of Designation and the Exchange Agreement, such unpaid amount shall bear interest at the rate of 2.0% per month (prorated for partial months) until paid in full. Until the full Mandatory Redemption Price is paid in full to such holder, such holder may (i) void the Mandatory Redemption with respect to those Series A-1 Preferred Stock for which the full Mandatory Redemption Price has not been paid, (ii) receive back such Series A-1 Preferred Stock, and (iii) require that the Conversion Price of such returned Series A-1 Preferred Stock be adjusted to the lesser of (A) the Conversion Price and (B) the lowest Closing Bid Price during the period beginning on the Conversion Date and ending on the date the holder voided the Mandatory Redemption.

(d) Pro-rata Conversion and Redemption. In the event the Company receives a Conversion Notice from more than one holder of Series A-1 Preferred Stock on the same day and the Company can convert and redeem some, but not all, of the Series A-1 Preferred Stock pursuant to this Section 9, the Company shall convert from each holder of Series A-1 Preferred Stock electing to have Series A-1 Preferred Stock converted at such time an amount equal to such holder's pro-rata amount (based on the number shares of Series A-1 Preferred Stock held by such holder relative to the number shares of Series A-1 Preferred Stock outstanding) of all shares of Series A-1 Preferred Stock being converted and redeemed at such time.

3. The amendment of the Certificate of Designation of the Relative Rights and Preferences of the Series A-1 Convertible Preferred Stock of Ortec International Inc. herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4. The amendment of the Certificate of Designation of the Relative Rights and Preferences of the Series A-1 Convertible Preferred Stock of Ortec International Inc. was made with the affirmative consent, in writing, by the holders of not less than 70% of the shares of such Series A Convertible Preferred Stock then outstanding, as required by the provisions of Section 3 of such Certificate of Designation.

Signed on December 20, 2007

____________________ Name: Alan W. Schoenbart Title: Secretary

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF DESIGNATION

OF THE RELATIVE RIGHTS AND PREFERENCES OF THE SERIES A-2

CONVERTIBLE PREFERRED STOCK OF ORTEC INTERNATIONAL INC.

It is hereby certified that:

1. The name of the Corporation (hereinafter called the “Corporation”) is Ortec International Inc.

2. The Certificate of Designation of the Relative Rights and Preferences of the Series A-2 Convertible Preferred Stock of Ortec International Inc. is hereby amended by striking out Section 9 thereof and by substituting the new Section 9 hereafter set forth.

9. Inability to Fully Convert.

(a) Holder's Option if Company Cannot Fully Convert. If, upon the Company's receipt of a Conversion Notice, the Company cannot issue shares of Common Stock registered for resale to the extent required under the Registration Statement for any reason, including, without limitation, because the Company (x) does not have a sufficient number of shares of Common Stock authorized and available, (y) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or its securities from issuing all of the Common Stock which is to be issued to a holder of Series A-2 Preferred Stock pursuant to a Conversion Notice or (z) fails to have a sufficient number of shares of Common Stock registered for resale required under the Registration Statement, then the Company shall issue as many shares of Common Stock as it is able to issue in accordance with such holder's Conversion Notice and pursuant to Section 5(b)(ii) above and, with respect to the unconverted Series A-2 Preferred Stock, the holder, solely at such holder's option, can elect, in addition to other remedies available to such holder, within five (5) business days after receipt of notice from the Company thereof to:

(i) if the Company’s inability to convert Series A-2 Preferred Stock is pursuant to Section 9(a)(x) above, require the Company to redeem from such holder those Series A-2 Preferred Stock for which the Company is unable to issue Common Stock in accordance with such holder’s Conversion Notice (“Mandatory Redemption”) at a price per share equal to the 100% of the Liquidation Preference Amount as of such Conversion Date (the “Mandatory Redemption Price”);

(ii) if the Company's inability to fully convert Series A-2 Preferred Stock is pursuant to Section 9(a)(z) above, require the Company to issue restricted shares of Common Stock in accordance with such holder's Conversion Notice and pursuant to Section 5(b)(ii) above.

(iii) void its Conversion Notice and retain or have returned, as the case may be, the shares of Series A-2 Preferred Stock that were to be converted pursuant to such holder's Conversion Notice (provided that a holder's voiding its Conversion Notice shall not effect the Company's obligations to make any payments which have accrued prior to the date of such notice).

In the event a Holder shall elect to convert any shares of Series A-2 Preferred Stock as provided herein, the Company cannot refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, violation of an agreement to which such Holder is a party or for any reason whatsoever, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or of said shares of Series A-2 Preferred Stock shall have issued.

(b) Mechanics of Fulfilling Holder's Election. The Company shall immediately send via facsimile to a holder of Series A-2 Preferred Stock, upon receipt of a facsimile copy of a Conversion Notice from such holder which cannot be fully satisfied as described in Section 9(a) above, a notice of the Company's inability to fully satisfy such holder's Conversion Notice (the "Inability to Fully Convert Notice"). Such Inability to Fully Convert Notice shall indicate (i) the reason why the Company is unable to fully satisfy such holder's Conversion Notice and (ii) the number of Series A-2 Preferred Stock which cannot be converted. Such holder shall notify the Company of its election pursuant to Section 9(a) above by delivering written notice via facsimile to the Company ("Notice in Response to Inability to Convert").

(c) Payment of Redemption Price. If such holder shall elect to have its shares redeemed pursuant to Section 9(a)(i) above, the Company shall pay the Mandatory Redemption Price to such holder within thirty (30) days of the Company’s receipt of the holder’s Notice in Response to Inability to Convert, provided that prior to the Company’s receipt of the holder’s Notice in Response to Inability to Convert the Company has not delivered a notice to such holder stating, to the satisfaction of the holder, that the event or condition resulting in the Mandatory Redemption has been cured and all Conversion Shares issuable to such holder can and will be delivered to the holder in accordance with the terms of Section 2(g). If the Company shall fail to pay the applicable Mandatory Redemption Price to such holder on a timely basis as described in this Section 9(c) (other than pursuant to a dispute as to the determination of the arithmetic calculation of the Redemption Price), in addition to any remedy such holder of Series A-2 Preferred Stock may have under this Certificate of Designation and the Exchange Agreement, such unpaid amount shall bear interest at the rate of 2.0% per month (prorated for partial months) until paid in full. Until the full Mandatory Redemption Price is paid in full to such holder, such holder may (i) void the Mandatory Redemption with respect to those Series A-2 Preferred Stock for which the full Mandatory Redemption Price has not been paid, (ii) receive back such Series A-2 Preferred Stock, and (iii) require that the Conversion Price of such returned Series A-2 Preferred Stock be adjusted to the lesser of (A) the Conversion Price and (B) the lowest Closing Bid Price during the period beginning on the Conversion Date and ending on the date the holder voided the Mandatory Redemption.

(d) Pro-rata Conversion and Redemption. In the event the Company receives a Conversion Notice from more than one holder of Series A-2 Preferred Stock on the same day and the Company can convert and redeem some, but not all, of the Series A-2 Preferred Stock pursuant to this Section 9, the Company shall convert from each holder of Series A-2 Preferred Stock electing to have Series A-2 Preferred Stock converted at such time an amount equal to such holder's pro-rata amount (based on the number shares of Series A-2 Preferred Stock held by such holder relative to the number shares of Series A-2 Preferred Stock outstanding) of all shares of Series A-2 Preferred Stock being converted and redeemed at such time.

3. The amendment of the Certificate of Designation of the Relative Rights and Preferences of the Series A-2 Convertible Preferred Stock of Ortec International Inc. herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4. The amendment of the Certificate of Designation of the Relative Rights and Preferences of the Series A-2 Convertible Preferred Stock of Ortec International Inc. was made with the affirmative consent, in writing, by the holders of not less than 75% of the shares of such Series A Convertible Preferred Stock then outstanding, as required by the provisions of Section 3 of such Certificate of Designation.

Signed on December 20, 2007

____________________ Name: Alan W. Schoenbart Title: Secretary

APPENDIX B

ORTEC INTERNATIONAL, INC.

2006 Stock Award and Incentive Plan

Purpose	1
Definitions	1
Administration	3
Stock Subject to Plan	5
Eligibility; Per-Person Award Limitations	5
Specific Terms of Awards	6
Performance Awards, Including Annual Incentive Awards	9
Certain Provisions Applicable to Awards	13
Change in Control	14
General Provisions	17

ORTEC INTERNATIONAL, INC.

2006 Stock Award and Incentive Plan

1. Purpose. The purpose of this 2006 Stock Award and Incentive Plan (the “Plan”) is to aid Ortec International, Inc. a Delaware corporation (the “Company”), in attracting, retaining, motivating and rewarding employees (including executive officers and employee directors), non-employee directors, and other persons (including consultants and advisors) who provide substantial services to the Company or its subsidiaries or affiliates, to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of Company goals, and promote the creation of long-term value for stockholders by closely aligning the interests of Participants with those of stockholders. The Plan authorizes stock-based and cash-based incentives for Participants.

2. Definitions. In addition to the terms defined in Section 1 above and elsewhere in the Plan, the following capitalized terms used in the Plan have the respective meanings set forth in this Section:

(a)
“Annual Incentive Award” means a type of Performance Award granted to a Participant under Section 7(c) representing a conditional right to receive cash, Stock or other Awards or payments, as determined by the Committee, based on performance in a performance period of one fiscal year or a portion thereof.

(b)
“Award” means any Option, Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any related right or interest, granted to a Participant under the Plan.

(c)
“Beneficiary” means the legal representatives of the Participant’s estate entitled by will or the laws of descent and distribution to receive the benefits under a Participant’s Award upon a Participant’s death, provided that, if and to the extent authorized by the Committee, a Participant may be permitted to designate a Beneficiary, in which case the “Beneficiary” instead will be the person, persons, trust or trusts (if any are then surviving) which have been designated by the Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Participant’s Award upon such Participant’s death. Unless otherwise determined by the Committee, any designation of a Beneficiary other than a Participant’s spouse shall be subject to the written consent of such spouse.

(d)	“Board” means the Company’s Board of Directors.

(e)	“Change in Control” and related terms have the meanings specified in Section 9.

(f)
“Code” means the Internal Revenue Code of 1986, as amended. References to any provision of the Code or regulation (including a proposed regulation) thereunder shall include any successor provisions and regulations.

(g)
“Committee” means a committee or sub-committee of two or more directors designated by the Board to administer the Plan; provided, however, that, directors appointed or serving as members of such Board committee or sub-committee designated as the Committee shall not be employees of the Company or any subsidiary or affiliate. In appointing members of such Committee or sub-committee, the Board will consider whether a member is or will be a Qualified Member, but such members are not required to be Qualified Members at the time of appointment or during their term of service on such Committee or sub-committee. The full Board may perform any function of such Committee or sub-committee, in which case the term “Committee” shall refer to the Board.

(h)	“Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 10(j).

(i)	“Deferred Stock” means a right, granted to a Participant under Section 6(e), to receive Stock or other Awards or a combination thereof at the end of a specified deferral period.

(j)	“Effective Date” means the effective date specified in Section 10(p).

(k)	“Eligible Person” has the meaning specified in Section 5.

(l)
“Exchange Act” means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act or rule (including a proposed rule) thereunder shall include any successor provisions and rules.

(m)
“Fair Market Value” shall mean the amount determined by the Board or the Committee, except that if the Stock is listed on a national securities exchange (or traded on the over-the-counter market), the fair market value shall be the closing price of the Stock on such exchange (or market as reported by the National Quotation Bureau) on the day on which an Award is granted (or with respect to a Change in Control or other event requiring the valuation of the Stock, the closing price on the appropriate date as determined by the Board or Committee), or, if there is no trading or closing price on that day, the closing price on the most recent day preceding the day for which such prices are available.

(n)	“Incentive Stock Option” or “ISO” means any Option designated as an incentive stock option within the meaning of Code Section 422 or any successor provision thereto and qualifying thereunder.

(o)	“Option” means a right, granted to a Participant under Section 6(b), to purchase Stock or other Awards at a specified price during specified time periods.

(p)	“Other Stock-Based Awards” means Awards granted to a Participant under Section 6(h).

(q)	“Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(r)	“Performance Award” means a right, granted to a Participant under Sections 6(i) and 7, to receive Awards or payments based upon performance criteria specified by the Committee.

(s)
“Qualified Member” means a member of the Committee who is a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) and an “outside director” within the meaning of Regulation 1.162-27 under Code Section 162(m).

(t)	“Restricted Stock” means Stock granted to a Participant under Section 6(c) that is subject to certain restrictions and to a risk of forfeiture.

(u)
“Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act. “Stock” means the Company’s Common Stock, par value $.001 per share, and any other equity securities of the Company that may be substituted or resubstituted for Stock pursuant to Section 10(c).

3. Administration.

(a)
Authority of the Committee. The Plan shall be administered by the Committee (subject to the Board’s authority to restrict the Committee), which shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants; to grant Awards; to determine the type and number of Awards, the dates on which Awards may be exercised and on which the risk of forfeiture or deferral period relating to Awards shall lapse or terminate, the acceleration of any such dates, the expiration date of any Award, whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, and other terms and conditions of, and all other matters relating to, Awards; to prescribe documents evidencing or setting terms of Awards (such Award documents need not be identical for each Participant), amendments thereto, and rules and regulations for the administration of the Plan and amendments thereto; to construe and interpret the Plan and Award documents and correct defects, supply omissions or reconcile inconsistencies therein; and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Decisions of the Committee with respect to the administration and interpretation of the Plan shall be final, conclusive, and binding upon all persons interested in the Plan, including Participants, Beneficiaries, transferees under Section 10(b) and other persons claiming rights from or through a Participant, and stockholders. The foregoing notwithstanding, the Board shall perform the functions of the Committee for purposes of granting Awards under the Plan to non-employee directors (authority with respect to other aspects of non-employee director awards is not exclusive to the Board, however).

(b)
Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, (i) any action of the Committee relating to an Award intended by the Committee to qualify as “performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder may be taken by a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members, and (ii) any action relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company may be taken either by such a subcommittee or by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action, provided that, upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any subsidiary or affiliate, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine. Notwithstanding the foregoing, no action may be taken pursuant to this Section 3(b) if such action would result in the loss of an exemption under Rule 16b-3(d) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and would cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify.

(c)
Limitation of Liability. The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Company or a subsidiary or affiliate, the Company’s independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a subsidiary or affiliate acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Stock Subject to Plan.

(a)
Overall Number of Shares Available for Delivery. Subject to adjustment as provided in Section 10(c), the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be 6,000,000 shares. Any shares of Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.

(b)
Share Counting Rules. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. Shares subject to an Award that is canceled, expired, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant will again be available for Awards, and shares withheld in payment of the exercise price or taxes relating to an Award and shares equal to the number surrendered in payment of any exercise price or taxes relating to an Award shall be deemed to constitute shares not delivered to the Participant and shall be deemed to again be available for Awards under the Plan. In addition, in the case of any Award granted in substitution for an award of a company or business acquired by the Company or a subsidiary or affiliate, shares issued or issuable in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan, but shall be available under the Plan by virtue of the Company’s assumption of the plan or arrangement of the acquired company or business. This Section 4(b) shall apply to the number of shares reserved and available for ISOs only to the extent consistent with applicable regulations relating to ISOs under the Code.

5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. For purposes of the Plan, an “Eligible Person” means an employee of the Company or any subsidiary or affiliate, including any executive officer, a non-employee director of the Company, a consultant, advisor or other person who provides substantial services to the Company or a subsidiary or affiliate, and any person who has been offered employment by the Company or a subsidiary or affiliate, provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment with the Company or a subsidiary or affiliate. An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary or affiliate for purposes of eligibility for participation in the Plan. For purposes of the Plan, a joint venture in which the Company or a subsidiary has a substantial direct or indirect equity investment shall be deemed an affiliate, if so determined by the Committee. In each calendar year during any part of which the Plan is in effect, an Eligible Person may be granted Awards intended to qualify as “performance-based compensation” under Code Section 162(m).

6. Specific Terms of Awards.

(a)
General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion with respect to any term or condition of an Award that is not mandatory under the Plan. The Committee shall require the payment of lawful consideration for an Award to the extent necessary to satisfy the requirements of the Delaware General Corporation Law, and may otherwise require payment of consideration for an Award except as limited by the Plan.

(b)	Options. The Committee is authorized to grant Options to Eligible Persons on the following terms and conditions:

(i)
Exercise Price. The exercise price per share of Stock purchasable under an Option (including both ISOs and non-qualified Options) shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option, subject to Sections 6(f) and 9(a).

(ii)
Option Term; Time and Method of Exercise. The Committee shall determine the term of each Option, provided that in no event shall the term of any ISO exceed a period of ten years from the date of grant. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid and the form of such payment (subject to Section 10(k)), including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or any subsidiary or affiliate, or other property (including notes and other contractual obligations of Participants to make payment on a deferred basis, such as through “cashless exercise” arrangements, to the extent permitted by applicable law), and the methods by or forms in which Stock will be delivered or deemed to be delivered in satisfaction of Options to Participants (including deferred delivery of shares representing the Option “profit,” at the election of the Participant or as mandated by the Committee, with such deferred shares subject to any vesting, forfeiture or other terms as the Committee may specify).

(iii)
ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Code Section 422, including but not limited to the requirement that no ISO shall be granted more than ten years after the Effective Date.

(c)	Restricted Stock. The Committee is authorized to grant Restricted Stock to Eligible Persons on the following terms and conditions:

(i)
Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise and under such other circumstances as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award document relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee).

(ii)
Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

(iii)
Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv)
Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require that any dividends paid on a share of Restricted Stock shall be either (A) paid with respect to such Restricted Stock at the dividend payment date in cash, in kind, or in a number of shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) automatically reinvested in additional Restricted Stock or held in kind, which shall be subject to the same terms as applied to the original Restricted Stock to which it relates, or (C) deferred as to payment, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in shares of Deferred Stock, other Awards or other investment vehicles, subject to such terms as the Committee shall determine or permit a Participant to elect. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(d)
Deferred Stock. The Committee is authorized to grant Deferred Stock to Eligible Persons, which are rights to receive Stock, other Awards, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

(i)
Award and Restrictions. Issuance of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, and under such other circumstances as the Committee may determine at the date of grant or thereafter. Deferred Stock may be satisfied by delivery of Stock, other Awards, or a combination thereof (subject to Section 10(k)), as determined by the Committee at the date of grant or thereafter.

(ii)
Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award document evidencing the Deferred Stock), all Deferred Stock that is at that time subject to such forfeiture conditions shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

(f)
Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations of the Company or a subsidiary or affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee.

(g)
Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or factors that may influence the value of Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or affiliates or other business units. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, notes, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

(h)	Performance Awards. Performance Awards, denominated in cash or in Stock or other Awards, may be granted by the Committee in accordance with Section 7.

7. Performance Awards, Including Annual Incentive Awards.

(a)
Performance Awards Generally. The Committee is authorized to grant Performance Awards on the terms and conditions specified in this Section 7. Performance Awards may be denominated as a cash amount, number of shares of Stock, or specified number of other Awards (or a combination) which may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 7(b) and 7(c) in the case of a Performance Award intended to qualify as “performance-based compensation” under Code Section 162(m).

(b)
Performance Awards Granted to Covered Employees. If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of a pre-established performance goal and other terms set forth in this Section 7(b).

(i)
Performance Goal Generally. The performance goal for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 7(b). The performance goal shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii)
Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or affiliates or other business units of the Company shall be used by the Committee in establishing performance goals for such Performance Awards: (1) growth in revenues or assets; (2) earnings from operations, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items; (3) net income or net income per common share (basic or diluted); (4) return on assets, return on investment, return on capital, or return on equity; (5) cash flow, free cash flow, cash flow return on investment, or net cash provided by operations; (6) interest expense after taxes; (7) economic profit; (8) operating margin or gross margin; (9) stock price or total stockholder return; and (10) strategic business criteria, consisting of one or more objectives based on securing financing needed for the Company’s continuation or expansion of its business operations, environmental or safety standards, market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of regulatory compliance and key departments such as accounting, employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including, but not limited to, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

(iii)
Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to one year or more than one year, as specified by the Committee. A performance goal may be based on goals already achieved prior to the Award or on a goal established not later than the earlier of (A) 90 days after the beginning of any performance period applicable to such Performance Award or (B) the time 25% of such performance period has elapsed.

(iv)
Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) during the given performance period. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

(v)
Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the Committee’s discretion. The Committee may increase or reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to Section 7(b). Any settlement which changes the form of payment from that originally specified shall be implemented in a manner such that the Performance Award and other related Awards do not, solely for that reason, fail to qualify as “performance-based compensation” for purposes of Code Section 162(m). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant or other event (including a Change in Control) prior to the end of a performance period or settlement of such Performance Awards.

(c)
Annual Incentive Awards Granted to Designated Covered Employees. The Committee may grant an Annual Incentive Award to an Eligible Person who is designated by the Committee as likely to be a Covered Employee. Such Annual Incentive Award will be intended to qualify as “performance-based compensation” for purposes of Code Section 162(m), and therefore its grant, exercise and/or settlement shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 7(c).

(i)
Grant of Annual Incentive Awards. Not later than the earlier of 90 days after the beginning of any performance period applicable to such Annual Incentive Award or the time 25% of such performance period has elapsed, the Committee shall determine the Covered Employees who will potentially receive Annual Incentive Awards, and the amount(s) potentially payable thereunder, for that performance period. The amount(s) potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) in the given performance period, as specified by the Committee. The Committee may designate an annual incentive award pool as the means by which Annual Incentive Awards will be measured, provided that the portion of such pool potentially payable to the Covered Employee shall be pre-established.

(ii)
Payout of Annual Incentive Awards. After the end of each performance period, the Committee shall determine the amount, if any, of the Annual Incentive Award for that performance period payable to each Participant. The Committee may determine that the amount payable to any Participant as a final Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant or other event (including a Change in Control) prior to the end of a performance period or settlement of such Annual Incentive Award.

(d)
Written Determinations. Determinations by the Committee as to the establishment of performance goals, the amount potentially payable in respect of Performance Awards and Annual Incentive Awards, the level of actual achievement of the specified performance goals relating to Performance Awards and Annual Incentive Awards, and the amount of any final Performance Award and Annual Incentive Award shall be recorded in writing in the case of Performance Awards intended to qualify under Code Section 162(m). Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Code Section 162(m), prior to settlement of each such Award granted to a Covered Employee, that the performance objective relating to the Performance Award and other material terms of the Award upon which settlement of the Award was conditioned have been satisfied.

8. Certain Provisions Applicable to Awards.

(a)
Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary or affiliate, or any business entity to be acquired by the Company or a subsidiary or affiliate, or any other right of a Participant to receive payment from the Company or any subsidiary or affiliate. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. Subject to Section 10(k), the Committee may determine that, in granting a new Award, the in-the-money value of any surrendered Award or award may be applied to reduce the exercise price of any Option or purchase price of any other Award.

(b)	Term of Awards. The term of each Award shall be for such period as may be determined by the Committee, subject to the express limitations set forth in Section 6(b)(ii).

(c)
 Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan (including Section 10(k)) and any applicable Award document, payments to be made by the Company or a subsidiary or affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the Committee’s discretion or upon occurrence of one or more specified events (subject to Section 10(k)). Installment or deferred payments may be required by the Committee (subject to Section 10(e)) or permitted at Participant’s election on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments.

(d)
Exemptions from Section 16(b) Liability. With respect to a Participant who is then subject to the reporting requirements of Section 16(a) of the Exchange Act in respect of the Company, the Committee shall implement transactions under the Plan and administer the Plan in a manner that will ensure that each transaction with respect to such a Participant is exempt from liability under Rule 16b-3 (or otherwise not subject to liability under Section 16(b)), except that this provision shall not limit sales by such a Participant, and such a Participant may engage in other non-exempt transactions under the Plan. The Committee may authorize the Company to repurchase any Award or shares of Stock deliverable or delivered in connection with any Award (subject to Section 10(k)) to avoid a Participant who is subject to Section 16 of the Exchange Act incurring liability under Section 16(b). Unless otherwise specified by the Participant, equity securities or derivative securities acquired under the Plan which are disposed of by a Participant shall be deemed to be disposed of in the order acquired by the Participant.

(e)
Loan Provisions. With the Committee’s consent, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate, if any, to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

9. Change in Control.

(a)
Effect of “Change in Control” on Non-Performance Based Awards. The Committee may provide in the Award document, in the event of a “Change in Control,” the following provisions shall apply to non-performance based Awards, including Awards as to which performance conditions previously have been satisfied or are deemed satisfied under Section 9(b):

(i)
All deferral of settlement, forfeiture conditions and other restrictions applicable to Awards granted under the Plan shall lapse and such Awards shall be fully payable as of the time of the Change in Control without regard to deferral and vesting conditions, except to the extent of any waiver by the Participant or other express election to defer beyond a Change in Control and subject to applicable restrictions set forth in Section 10(a);

(ii)
Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control and shall remain exercisable and vested for the balance of the stated term of such Award without regard to any termination of employment or service by the Participant other than a termination for “cause” (as defined in any employment or severance agreement between the Company or a subsidiary or affiliate and the Participant then in effect or, if none, as defined by the Committee and in effect at the time of the Change in Control), subject only to applicable restrictions set forth in Section 10(a); and

(iii)
The Committee may, in its discretion, determine to extend to any Participant who holds an Option the right to elect, during the 60-day period immediately following the Change in Control, in lieu of acquiring the shares of Stock covered by such Option, to receive in cash the excess of the Change in Control Price over the exercise price of such Option, multiplied by the number of shares of Stock covered by such Option, and to extend to any Participant who holds other types of Awards denominated in shares the right to elect, during the 60-day period immediately following the Change in Control, in lieu of receiving the shares of Stock covered by such Award, to receive in cash the Change in Control Price multiplied by the number of shares of Stock covered by such Award.

(b)
Effect of “Change in Control” on Performance-Based Awards. In the event of a “Change in Control,” with respect to an outstanding Award subject to achievement of performance goals and conditions, such performance goals and conditions will be deemed to be met if and to the extent so provided by the Committee in the Award document governing such Award or other agreement with the Participant.

(c)	Definition of “Change in Control.” A “Change in Control” shall be deemed to have occurred if, after the Effective Date, there shall have occurred any of the following:

(i)
any Person (other than the Company), any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company immediately prior to the occurrence with respect to which the evaluation is being made in substantially the same proportions as their ownership of the common stock of the Company) becomes the Beneficial Owner (except that a Person shall be deemed to be the Beneficial Owner of all shares that any such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants or options or otherwise, without regard to the sixty day period referred to in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company or any Significant Subsidiary (as defined below), representing 30% of the combined voting power of the Company’s or such subsidiary’s then outstanding securities;

(ii)
during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this paragraph) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved but excluding for this purpose any such new director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or Person other than the Board, cease for any reason to constitute at least a majority of the Board;

(iii)
the consummation of a merger or consolidation of the Company or any subsidiary owning directly or indirectly all or substantially all of the consolidated assets of the Company (a “Significant Subsidiary”) with any other entity, other than a merger or consolidation which would result in the voting securities of the Company or a Significant Subsidiary outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or  resulting entity) more than 50% of the combined voting power of the surviving or resulting entity outstanding immediately after such merger or consolidation; or

(iv)
the stockholders of the Company approve a plan or agreement for the sale or disposition of all or substantially all of the consolidated assets of the Company (other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the Company’s stockholders in substantially the same proportions as their ownership of the Company’s common stock immediately prior to such sale or disposition) in which case the Board shall determine the effective date of the Change in Control resulting therefrom.

For purposes of this definition:

(A)	The term “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act (including any successor to such Rule).
(B) The term “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including “group” as defined in Section 13(d) thereof.

(d)
Definition of “Change in Control Price.” The “Change in Control Price” means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any transaction triggering the Change in Control or any liquidation of shares following a sale of substantially all assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and 60-day period following the Change in Control.

10. General Provisions.

(a)
Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b)
Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary or affiliate thereof), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs) may be transferred to one or more transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee, subject to any terms and conditions which the Committee may impose thereon (including limitations the Committee may deem appropriate in order that offers and sales under the Plan will meet applicable requirements of registration forms under the Securities Act of 1933 specified by the Securities and Exchange Commission). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award document applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c)
Adjustments. In the event that any large, special and non-recurring dividend or other distribution (whether in the form of cash or property other than Stock), recapitalization, forward or reverse split, Stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, the Committee may make provision for a payment of cash or property to the holder of an outstanding Option (subject to Section 10(k)). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals and any hypothetical funding pool relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or affiliate or other business unit, or the financial statements of the Company or any subsidiary or affiliate, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any subsidiary or affiliate or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that the existence of such authority (i) would cause Options or Performance Awards granted under Section 7 to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder, or (ii) would cause the Committee to be deemed to have authority to change the targets, within the meaning of Treasury Regulation 1.162-27(e)(4)(vi), under the performance goals relating to Options granted to Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

(d) Tax Provisions.

(i)
Withholding. The Company and any subsidiary or affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s withholding obligations, either on a mandatory or elective basis in the discretion of the Committee. Other provisions of the Plan notwithstanding, only the minimum amount of Stock deliverable in connection with an Award necessary to satisfy statutory withholding requirements will be withheld.

(ii)
Requirement of Notification of Code Section 83(b) Election. If any Participant shall make an election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States, such Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

(iii)
Requirement of Notification Upon Disqualifying Disposition Under Code Section 421(b). If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten days thereof.

(e)
Changes to the Plan. The Board may amend, suspend or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of stockholders or Participants; provided, however, that any amendment to the Plan shall be submitted to the Company’s stockholders for approval not later than the earliest annual meeting for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other amendments to the Plan to stockholders for approval; and provided further, that, without the consent of an affected Participant, no such Board action may have a material adverse affect on the rights of such Participant under any outstanding Award.

(f)
Right of Setoff. The Company or any subsidiary or affiliate may, to the extent permitted by applicable law, deduct from and set off against any amounts the Company or a subsidiary or affiliate may owe to the Participant from time to time, including amounts payable in connection with any Award, owed as wages, fringe benefits, or other compensation owed to the Participant, such amounts as may be owed by the Participant to the Company, although the Participant shall remain liable for any part of the Participant’s payment obligation not satisfied through such deduction and setoff. By accepting any Award granted hereunder, the Participant agrees to any deduction or setoff under this Section 10(f).

(g)
Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

(h)
Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements, apart from the Plan, as it may deem desirable, including incentive arrangements and awards which do not qualify under Code Section 162(m), and such other arrangements may be either applicable generally or only in specific cases.

(i)
Payments in the Event of Forfeitures; Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j)
Compliance with Code Section 162(m). It is the intent of the Company that Options granted to Covered Employees and other Awards designated as Awards to Covered Employees subject to Section 7 shall constitute qualified “performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder, unless otherwise determined by the Committee at the time of allocation of an Award.

Accordingly, the terms of Sections 7(b), (c), and (d), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee as likely to be a Covered Employee with respect to a specified fiscal year. If any provision of the Plan or any Award document relating to a Performance Award that is designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.

(k)
Certain Limitations Relating to Accounting Treatment of Awards. Other provisions of the Plan notwithstanding, the Committee’s authority under the Plan is limited to the extent necessary to ensure that any Option or other Award of a type that the Committee has intended to be subject to fixed accounting with a measurement date at the date of grant or the date performance conditions are satisfied under APB 25 shall not become subject to “variable” accounting solely due to the existence of such authority, unless the Committee specifically determines that the Award shall remain outstanding despite such “variable” accounting.

(l)
Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award document shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

(m)
Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. An Award may be modified under this Section 10(m) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the Participant whose Award is modified.

(n)
Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a subsidiary or affiliate, (ii) interfering in any way with the right of the Company or a subsidiary or affiliate to terminate any Eligible Person’s or Participant’s employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award or an Option is duly exercised. Except as expressly provided in the Plan and an Award document, neither the Plan nor any Award document shall confer on any person other than the Company and the Participant any rights or remedies thereunder.

(o)
Severability; Entire Agreement. If any of the provisions of this Plan or any Award document is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award documents contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

(p)
Plan Effective Date and Termination. The Plan shall become effective if, and at such time as, it is adopted by the Board and the Board recommends approval of the Plan at the next meeting of the Company’s stockholders. Unless earlier terminated by action of the Board, the Plan will remain in effect until such time as no Stock remains available for delivery under the Plan and the Company has no further rights or obligations under the Plan with respect to outstanding Awards under the Plan.

(q)	Repricing. No award that could be characterized as a “repricing” shall be made pursuant to this Plan without shareholder approval.

ORTEC INTERNATIONAL, INC. 3960 BROADWAY 2ND FLOOR NEW YORK, NY 10032
VOTE  BY  INTERNET  -  www.proxyvote.com
Use  the  Internet  to  transmit  your  voting  instructions  and  for lectronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card  in  hand  when  you  access  the  web  site  and  follow  the instructions  to  obtain  your  records  and  to  create  an  electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
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International, Inc. in mailing proxy  materials, you can consent to receiving  all  future  proxy  statements,  proxy  cards  and  annual reports  electronically  via  e-mail  or  the  Internet. To  sign  up  for electronic delivery, please follow the  instructions above to vote using the Internet and, when prompted,  indicate that you agree to receive or access stockholder  communications electronically in  future  years.

VOTE BY MAIL
Mark, sign and date your  proxy card and return it in  the postage- paid envelope we have provided or  return it to Ortec International,
Inc., c/o Broadridge, 51 Mercedes  Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	ORTEC1	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

ORTEC INTERNATIONAL, INC.
Management recommends a vote "FOR" all proposals

VoteOn Directors						For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1	.	Election of Directors
		Nominees:
		01)	Costa Papastephanou, Ph.D.	04)	Shepard Goldberg	0	0	0
		02)	John Leone	05)	Raphael Hofstein, Ph.D.
		03)	Mark Bagnall	06)	Andreas Vogler

Vote On Proposals			For	Against	Abstain

2	.	To ratify the selection by the Board of Directors of BDO Seidman, LLP as our independent registered public accounting firm for the current fiscal year.	0	0	0

3	.	To amend our Certificate of Incorporation to increase the number of shares of our common stock which we are authorized to issue from 200,000,000 to 300,000,000 shares.	0	0	0

4	.	To approve our 2006 Stock Award and Incentive Plan as amended.	0	0	0

5	.	To amend our Certificates of Designation of the Relative Rights and Preferences of our Series A, Series A-1 and Series A-2

Convertible Preferred Stock, which Certificates of Designation are part of our Certificate of Incorporation, to eliminate the right of the preferred shareholders to compel us to redeem their Series A, Series A-1 and Series A-2 preferred shares in the event that (y) we are prohibited by applicable law or stock exchange rules from issuing all shares of our common stock we would otherwise be obligated to issue upon conversion of such preferred shares or (z) we have not registered for public sale ,under the Securities Act of 1933, the shares of our common stock into which their preferred shares can be converted.
			0	0	0

6	.	To amend our Certificate of Incorporation to change our name to Forticell Bioscience, Inc.	0	0	0

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ORTEC INTERNATIONAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 20, 2007

The stockholder(s) hereby appoint(s) Costa Papastephanou and Alan W. Schoenbart, and each of them, as proxies, with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Ortec International, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 p.m., EST on December 20, 2007, at the Russ Berrie Medical and Science Pavilion, 1150 St. Nicholas Avenue, New York, NY 10032, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE